1933 Act File No. 333-172883

1940 Act File No. 811-22533

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 2

Duff & Phelps Global Utility

Income Fund Inc.

(Exact Name of Registrant as Specified in Charter)

200 South Wacker Drive, Suite 500 Chicago, Illinois 60606

(Address of Principal Executive Offices)

(312) 368-5510

(Registrant’s Telephone Number)

Nathan I. Partain, CFA

Duff & Phelps Global Utility Income Fund Inc.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Lawrence R. Hamilton, Esq.	Sarah E. Cogan, Esq.
Mayer Brown LLP	Simpson Thacher & Bartlett LLP
71 South Wacker Drive	425 Lexington Avenue
Chicago, Illinois 60606	New York, New York 10017
(312) 782-0600	(212) 455-3575

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☒  when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed registrations statement.

☐  This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common stock, $0.001 par value per share	45,000,000 shares	$20.00	$900,000,000	$104,490	(2)

(1)	Estimated solely for purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.
(2)	$580.50 of which has previously been paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS	SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED JULY 25, 2011

                         Shares

Duff & Phelps Global Utility Income Fund Inc.

Common Stock

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objective.    The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation. We cannot assure you that the Fund will achieve its investment objective.

Investment Strategies.    Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. The utility industry is defined in this Prospectus to include the following sectors: electric, gas, water, telecommunications and midstream energy. Under normal market conditions, the Fund will invest no more than 60% of its total assets in any one of those five sectors. No more than 20% of the Fund’s total assets will be invested in securities of midstream energy companies that are not regulated by a governmental agency. In addition, under normal circumstances, the Fund will invest no more than 10% of its total assets in securities of any single issuer. Under normal market conditions, the Fund will invest at least 80% of its total assets in issuers located in at least three countries, including the United States. The percentage of the Fund’s assets invested in issuers located outside the United States will vary over time, but under normal market conditions will constitute no less than 40% and no more than 75% of the Fund’s total assets. No more than 15% of the Fund’s total assets will be invested in issuers located in “emerging market” countries.

No Prior Trading History.    Because the Fund is newly organized, its stock has no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund’s common stock has been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “DPG.”

(continued on following page)

An investment in the Fund’s common stock involves certain risks. See “Risks” beginning on page 46 of this Prospectus.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Proceeds, after expenses, to the Fund(3)	$19.06	$

(notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares of common stock to purchasers on or about                 , 2011.

Wells Fargo Securities
Citi
Morgan Stanley
UBS Investment Bank
Ameriprise Financial Services, Inc.

Raymond James		RBC Capital Markets
BB&T Capital Markets	J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	Wedbush Securities Inc.
Wunderlich Securities

The date of this Prospectus is                     , 2011.

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional shares of common stock at the public offering price less the sales load within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load, and Proceeds, After Expenses, to the Fund, will be $ , $ and $ , respectively. See “Underwriting.”
(2)	DPIM (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Ameriprise Financial Services, Inc. and Raymond James & Associates, Inc. DPIM (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee, or additional compensation in connection with the offering.
(3)	Offering expenses paid by the Fund (other than the sales load), are estimated to total $ (or $0.04 per share). See “Underwriting.” DPIM has agreed to pay all offering costs (other than the sales load) that exceed $0.04 per share. DPIM has also agreed to reimburse all organizational expenses of the Fund.

(continued from previous page)

The Fund intends to invest in securities that Duff & Phelps Investment Management Co. (“DPIM”), the Fund’s investment adviser, believes at the time of acquisition offer attractive total return potential and are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). The Fund may invest up to 25% of its total assets in limited partnerships and limited liability companies that are publicly traded and treated as partnerships for federal income tax purposes (“Master Limited Partnerships” or “MLPs”). The Fund may invest an aggregate of up to 20% of its total assets in (1) equity securities of companies outside of the sectors in which the Fund concentrates, (2) securities of electric, gas, water and midstream energy companies with market capitalization of less than $500 million, and securities of telecommunications companies with market capitalization of less than $1 billion, (3) debt obligations of companies in any industry or sector, (4) money market securities and money market mutual funds, and (5) derivative instruments related to companies in any industry or sector. The Fund’s net asset value and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, market interest rates and dividend rates. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage. An investment in the Fund may not be appropriate for all investors.

Leverage.    The Fund generally will seek to enhance total returns for holders of its common stock (“Common Shareholders”) over time through the use of financial leverage, which may include the borrowing of money (through the issuance of debt securities or otherwise) and the issuance of preferred stock (each a “Leverage Instrument” and collectively, “Leverage Instruments”). Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount that represents approximately 30% of the Fund’s total assets, including proceeds from such Leverage Instruments (or approximately 43% of the Fund’s net assets). However, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent less than 30% leverage. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by (1) the Investment Company Act of 1940 (“1940 Act”), or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund will not use leverage, however, if DPIM anticipates that it would result in a lower return to Common Shareholders over time. We cannot assure you that the Fund will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund does not intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within 30 to 45 days after the completion of this offering, and may thereafter use financial leverage. The Fund currently anticipates that leverage will initially be obtained through the use of a credit facility. See “Leverage” and “Risks—Risks Related to the Fund’s Use of Leverage.”

Investment Adviser.    DPIM will act as the Fund’s investment adviser. DPIM has been managing securities of utility companies since 1979. As of March 31, 2011, DPIM managed approximately $7.4 billion in assets, including approximately $3.0 billion in securities of utility companies. DPIM’s address is 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s common stock and retain it for future reference. A Statement of Additional Information, subject to completion, dated July 25, 2011 (the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 85 of this Prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, by contacting Shareholder Services at (866) 270-7598 (toll-free) or by writing to Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, or visiting the Fund’s website (www.DPGfund.com), or obtain copies (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

Shares of the Fund’s common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s common stock. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risks.”

The Fund	Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) is a newly organized Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers investors the opportunity to achieve a high level of tax-advantaged dividend income through a professionally managed portfolio, substantially all of which may consist of dividend-paying equity securities of domestic and foreign companies in the utility industry. An investment in the Fund may not be appropriate for all investors. We cannot assure you that the Fund will achieve its investment objective.

The Offering	The Fund is offering shares of common stock (“Common Shares”) through a group of underwriters led by Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Ameriprise Financial Services, Inc. The initial public offering price is $20.00 per Common Share. The minimum purchase in this offering is 100 Common Shares ($2,000). The underwriters have been granted an option to purchase up to additional Common Shares to cover over-allotments. The Fund’s investment adviser has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs (other than the sales load) that exceed $0.04 per Common Share. See “Underwriting.”

Investment Objective and Principal Investment Strategies	The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend-paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy. These sectors are defined as follows:

•

The electric sector of the utility industry, which we sometimes refer to simply as the electric sector, consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.

•

The gas sector of the utility industry, which we sometimes refer to simply as the gas sector, consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.

•	The water sector of the utility industry, which we sometimes refer to simply as the water sector, consists of companies involved to a significant extent in the distribution or sale of water.

•

The telecommunications sector of the utility industry, which we sometimes refer to simply as the telecommunications sector, consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).

•

The midstream energy sector of the utility industry, which we sometimes refer to as the midstream energy sector, consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

A company will be deemed to be involved to a significant extent in a sector if at least 50% of its assets, gross income or profits are committed to or derived from the activities described as pertaining to that sector. In this Prospectus, we sometimes use the term “utilities industry” to refer collectively to the electric, gas, water, telecommunications and midstream energy sectors, and the term “utility companies” or “utilities” to refer to companies operating in one or more of those sectors.

Under normal market conditions, the Fund will invest no more than 60% of its total assets in any one of the following five categories: (1) the electric sector, (2) the gas sector, (3) the water sector, (4) the telecommunications sector or (5) the midstream energy sector.

No more than 20% of the Fund’s total assets will be invested in securities of midstream energy companies that are not regulated by a governmental agency. A company will be deemed to be regulated by a governmental agency if at least 50% of its assets, gross income or profits are committed to or derived from activities that are regulated by an agency or instrumentality of the federal government or a state or local government.

In addition, under normal circumstances, the Fund will invest no more than 10% of its total assets in securities of any single issuer.

Under normal market conditions, the Fund will invest at least 80% of its total assets in issuers located in at least three countries, including the United States. The percentage of the Fund’s total assets invested in issuers located outside the United States will vary over time, but under normal market conditions will constitute no less than 40% and no more than 75% of the Fund’s total assets. For purposes of the foregoing policy, an issuer will be deemed to be located in the United States if (1) it is organized in the United States; or (2) it is organized elsewhere but headquartered in the United States. No more than 15% of the Fund’s total assets will be invested in issuers located in “emerging market” countries.

The Fund’s investments in the midstream energy sector will primarily be in the form of equity interests in MLPs, and certain entities affiliated with MLPs. The Fund may invest up to 25% of its total assets in MLPs.

The Fund may invest an aggregate of up to 20% of its total assets in (1) equity securities of companies outside of the sectors in which the Fund concentrates, (2) securities of electric, gas, water and midstream energy companies with market capitalization of less than $500 million, and securities of telecommunications companies with market capitalization of less than $1 billion, (3) debt obligations of companies in any industry or sector, (4) money market securities and money market mutual funds and (5) derivative instruments related to companies in any industry or sector. The Fund may invest up to 15% of its total assets in securities of below investment grade quality (e.g., a rating below BBB by Standard & Poor’s Financial Services LLC (“S&P”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities that DPIM determines to be their equivalent).

Tax-Advantaged Dividends and Tax-Deferred Distributions. The Fund intends to invest in securities that DPIM believes at the time of acquisition offer attractive total return potential and are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its Common Shareholders. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. See “Risks—Tax Risk.”

The Fund also intends to invest in MLPs. Because an MLP is treated as a partnership for federal income tax purposes, holders of its equity are taxed on their allocable share of income from the MLP rather than distributions received from the MLP. Many MLPs make cash distributions in excess of their taxable income. The excess of distributions over income reduces the partners’ tax basis in their equity interest in the MLP. Accordingly, the tax on such distributions may be deferred until the MLP interest is sold. Similarly, if the Fund makes distributions to its Common Shareholders in excess of its taxable income, such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each Common Shareholder sells its Common Shares.

The Fund may also invest a portion of its assets in equity securities and other securities, including debt instruments, that generate income taxable at ordinary income rather than long-term capital gain rates. For any year, so long as the Fund’s ordinary income and net realized short-term capital gains in excess of net long-term capital losses are fully offset by expenses of the Fund, all of the Fund’s income distributions would be characterized as tax-advantaged dividends. Although the Fund intends to pay tax-advantaged dividends to its shareholders, there is no guarantee that the Fund will do so, and therefore, some or all of the Fund’s income distributions may be taxable as ordinary income (i.e., income other than tax-advantaged dividends).

Duff & Phelps Investment Management Co.’s Investment Philosophy. In selecting securities for the Fund’s portfolio, DPIM will focus on equity securities of domestic and foreign companies in the electric, gas, water, telecommunications and midstream energy sectors of the utility industry that are, in DPIM’s view, attractively valued and produce an attractive level of tax-advantaged dividend income and in doing so will also consider a security’s potential for dividend growth and capital appreciation. DPIM will manage the Fund with a long-term investment horizon. DPIM’s bottom-up approach in selecting the Fund’s equity investments employs both a qualitative analysis and a quantitative analysis. In its qualitative analysis, DPIM seeks to identify high-quality, dividend paying companies and MLPs exhibiting stable cash flows and distributions to unit holders.

DPIM also considers whether companies have experienced management teams with proven track records and companies that have above average and growing dividend yields and unit distributions (as applicable). DPIM places an emphasis on companies that it believes have liquid, investment grade balance sheets with efficient capital structures. In its quantitative analysis, DPIM evaluates various factors, including: (i) risk-adjusted forecasted yields, (ii) peer group rankings, (iii) the ratio of enterprise value to adjusted earnings before interest, tax, depreciation and amortization, (iv) price-to-cash-flow ratio, (v) payout and coverage ratio sensitivities, and (vi) historical trends in yield spreads of competing “income” investments. In addition, for companies in the electric, gas, water and midstream energy sectors, DPIM considers whether the companies do business in constructive regulatory jurisdictions; and for companies in the telecommunications sector, DPIM looks at whether companies provide both wireline and wireless services. When considering MLPs, DPIM looks for companies that are operating predominantly fee-based businesses with low commodity price exposure and predictable cash flows.

Investment decisions are made primarily on the basis of fundamental research. In making investment decisions, DPIM relies upon information provided by, and the expertise of, DPIM’s experienced team of portfolio managers and research analysts. When selecting securities, DPIM focuses on factors such as balance sheet strength, growth rates, valuation relative to peers, changes in the regulatory environment, and environmental compliance measures. DPIM also considers (among other factors) a company’s earnings or cash flow capabilities, dividend prospects and the federal income tax treatment of a company’s dividends, the strength of the company’s business franchises, estimates of the company’s net value and the strategies proposed by the company’s management team. Based on its own level of expertise, DPIM will subjectively evaluate the ability of the company’s management team to execute the proposed strategy.

Investment Adviser and

Administrator	Duff & Phelps Investment Management Co. is the Fund’s investment adviser. DPIM is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). DPIM (together with its predecessor) has been in the investment advisory business for more than 75 years and has been managing securities of utility companies since 1979. As of March 31, 2011, DPIM managed approximately $7.4 billion in assets, including approximately $3.0 billion in securities of utility companies. DPIM acts as investment adviser to three other utility-oriented closed-end investment companies. DPIM is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), an independent, publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus provides investment management products and services to individuals and institutions through affiliated managers and select unaffiliated subadvisers, each with distinct investment style, autonomous investment process and individual brand.

For its services, DPIM receives from the Fund a monthly management fee at the annual rate of 1.00% of the Average Weekly Managed Assets of the Fund (as defined below). For these purposes, the term “Managed Assets of the Fund” on any day is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage), calculated as of 5:00 p.m. Eastern time on such day or as of such other time or times as the Board of Directors may determine in accordance with the provisions of applicable law and of the charter and bylaws of the Fund and with resolutions of the Board of Directors as from time to time in force. The term “Average Weekly Managed Assets of the Fund” is defined, for any weekly period, as the arithmetic mean of (A) the Managed Assets of the Fund on the last business day of the week and (B) the Managed Assets of the Fund on the last business day of the prior week, where a “business day” is any day on which the New York Stock Exchange (“NYSE”, or the “Exchange”) is open for trading.

DPIM has contractually agreed to reimburse the Fund for certain expenses during the first 6 full years of the Fund’s operations. DPIM will reimburse the Fund in the amount of 0.25% of the Average Weekly Managed Assets of the Fund for the first 2 full years of the Fund’s operations, 0.20% of the Average Weekly Managed Assets of the Fund in year 3, 0.15% in year 4, 0.10% in year 5, and 0.05% in year 6.

VP Distributors, Inc. (“VP Distributors”) is the Fund’s administrator. VP Distributors is an indirect, wholly-owned subsidiary of Virtus and an affiliated person of DPIM. VP Distributors provides administrative services required in connection with the operation of the Fund. See “Summary of Fund Expenses.”

Leverage

The Fund generally will seek to enhance the level of its cash distributions to Common Shareholders through the use of financial leverage, which may include the borrowing of money (through the issuance of debt securities or otherwise) and the issuance of preferred stock (each a “Leverage Instrument” and collectively, “Leverage Instruments”). Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount that represents approximately 30% of the Fund’s total assets, including proceeds from such Leverage Instruments (or approximately 43% of the Fund’s net assets). However, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent less than 30% leverage. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund will not use leverage, however, if DPIM anticipates that it would result in a lower return to Common Shareholders over time. We cannot assure you that the Fund will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund does not intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within

30 to 45 days after the completion of this offering, and may thereafter use financial leverage, subject to market conditions. The Fund currently anticipates that leverage will initially be obtained through the use of a credit facility.

Use of leverage creates an opportunity for increased return for Common Shareholders, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Common Shares), and we cannot assure you that a leveraging strategy will be successful during any period in which it is employed. During periods in which the Fund is using leverage, the fees paid to DPIM for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Managed Assets of the Fund, including proceeds from the issuance of preferred stock and borrowings.

Holders of the Fund’s preferred stock, if any, will be entitled to a pre-determined dollar amount of dividends and a fixed dollar amount upon liquidation of the Fund prior to the payment of any dividends or liquidation amounts to Common Shareholders. As a result, the effect of the additional advisory fees attributable to the increase in total assets resulting from the issuance of preferred stock will be borne entirely by Common Shareholders through a reduction of income available for distribution to Common Shareholders and possibly a reduction in the net asset value per Common Share.

In connection with the Fund’s anticipated use of leverage, DPIM may seek to hedge the associated interest rate risks through derivative instruments, which may include interest rate swaps, caps, floors and collars. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of utility companies. We cannot assure you that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objective. For additional discussion of the risks associated with these hedging transactions, see “Risk Factors—Risks Related to the Fund’s Use of Leverage.”

Distributions

The Fund intends to make quarterly distributions to Common Shareholders of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred stock. DPIM expects that these distributions will consist predominantly of tax-advantaged dividends. The Fund may also make quarterly distributions in excess of its net investment company taxable income (which includes net short-term capital gain), in which case such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each Common Shareholder sells its Common Shares. A “return of capital” represents a return of a shareholder’s original investment in Common Shares, and should not be confused with a dividend from earnings and profits. The amount of net investment company taxable income available for each quarterly distribution, and the portion that qualifies as tax-advantaged dividends can vary depending on a number of factors, including dividends payable on the Fund’s preferred stock, if any, or other costs of leverage. We cannot assure you, therefore, that the Fund will continue to pay regular quarterly distributions, that it will do so at a particular rate, or that any specific portion of the Fund’s distributions will be tax-advantaged. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, in each case depending on market conditions. Common Shareholders who elect not to participate in the Fund’s automatic reinvestment and cash purchase plan will receive all distributions in cash. Distributions to Common Shareholders who do not make such an election will be automatically reinvested in additional Common Shares.

Listing and Symbol	The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “DPG.”

Automatic Reinvestment and Cash Purchase Plan	Unless a Common Shareholder elects otherwise, all distributions from the Fund will be automatically reinvested in additional Common Shares under the Fund’s automatic reinvestment and cash purchase plan. Shareholders who elect not to participate in the automatic reinvestment and cash purchase plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A. (“Computershare”) as dividend disbursing agent. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares for you. Whenever the Fund declares a dividend or other distribution payable in cash, participants in the automatic reinvestment and cash purchase plan will receive the equivalent in Common Shares.

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. See “Description of Capital Structure.”

Custodian	The Bank of New York Mellon serves as the Fund’s custodian.

Dividend Paying Agent, Transfer Agent and Registrar	Computershare Trust Company, N.A., serves as the Fund’s dividend paying agent, transfer agent and registrar.

Risks	Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Common Shares:

No Operating History. The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Electric and Gas Sectors Risk. The Fund will invest a significant portion of its total assets in securities of companies in the electric and gas sectors. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the electric and gas sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

Changes in interest rates have historically impacted the value of securities issued by electric and gas utility companies. In most countries and localities, electric and gas utility companies are regulated by governmental entities, which can increase costs and delays for new projects, make it difficult to pass increased costs on to consumers and impose limits on earned returns. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and has increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses or additional need for funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for electric and gas utility companies. In addition, electric and gas utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear fuel) and potentially high interest costs for borrowing to finance new projects. See “Risks—Utility Industry Risk.”

Telecommunications Sector Risk. The Fund will invest a significant portion of its total assets in securities of companies in the telecommunications sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the telecommunications sector. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

Telecommunications companies are subject to governmental regulation and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter cash flow pressures due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Certain segments of the telecommunications sector are also heavily regulated. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. See “Risks—Utility Industry Risk.”

Midstream Energy Sector Risk. The Fund will invest a significant portion of its total assets in securities of companies in the midstream energy sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting that sector. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

Most of the Fund’s investments in the midstream energy sector will be through MLPs, which are subject to certain additional risks. See “Risks—MLP Risk.” There are special risks inherent in companies in the midstream energy sector, including supply and demand risk (the risk that an increase in supply or a decrease in demand, due to economic conditions, fluctuating commodity prices, weather conditions, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in domestic or foreign production, accidents or catastrophic events, among others, may adversely impact financial performance of companies in the midstream energy sector), regulatory risk (the risk that federal, state, local and foreign governmental regulation may impact companies in the midstream energy sector or impose civil or criminal penalties, fines, or injunctions upon them, and the risk that companies in the midstream energy sector may incur environmental costs and liabilities), commodity pricing risk (the risk that return on investments in companies in the midstream energy sector is dependent upon prices of related commodities, which may fluctuate due to a wide variety of factors), acquisition risk (the risk that companies in the midstream energy sector will not be able to successfully grow through acquisitions, and therefore be unable to make, or increase, distributions to equity holders), and catastrophe risk (the risk that catastrophic events such as natural disasters or terrorist attacks may result in substantial losses to companies in the midstream energy sector). See “Risks—Utility Industry Risk.”

Water Sector Risk. The Fund may invest a significant portion of its total assets in securities of companies in the water sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the water sector. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

In the United States and around the world the water sector is highly fragmented because most of the supplies are owned by local authorities. Companies in the water sector are generally mature and are experiencing little or no per capita volume growth. In the opinion of DPIM, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. DPIM believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water sector utilities. See “Risks—Utility Industry Risk.”

Concentration Risk. The Fund’s investments will be concentrated in the electric, gas, water, telecommunications and midstream energy sectors of the utility industry. The focus of the Fund’s portfolio on those specific sectors may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors of the economy. A downturn in one or more of those sectors would have a larger impact on the Fund than on an investment company that does not concentrate solely in those specific sectors. At times, the performance of companies in those sectors will lag the performance of other sectors or the broader market as a whole.

Foreign Securities and Emerging Markets Risk. Under normal market conditions, the Fund will invest at least 80% of its total assets in issuers located in at least three countries, including the United

States. The percentage of the Fund’s total assets invested in issuers located outside the United States will vary over time, but under normal market conditions, will be no less than 40% and no more than 75% of the Fund’s total assets (including no more than 15% of its total assets in issuers located in emerging market countries). When the Fund invests in securities of non-U.S. issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a non-U.S. issuer. Foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

The risks of foreign investing may be magnified for investments in issuers located in emerging market countries. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of emerging market countries may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Risk. Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to Common Shareholders.

Common Stock Risk. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium-Sized Company Risk.    Subject to certain percentage limitations discussed above, the Fund may invest its portfolio of equity securities in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $2 billion and medium-sized companies to be those with a market capitalization between $2 billion and $10 billion. The Fund’s investments in small and medium-sized companies may be subject to more abrupt or erratic movements in price than its investments in larger, more established companies because the securities of such companies are less well-known, held primarily by insiders or institutional investors or may trade less frequently and in lower volume. Furthermore, small and medium-sized companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects. Such companies often have limited financial resources or may depend on a few key employees, and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

Preferred Stock Risk.    The Fund may have exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Debt Securities Risk. In addition to credit risk, investment in debt securities carries certain risks, including:

•

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or securities law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights—Debt securities typically have limited voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value.

MLP Risks. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. See “Risks—MLP Risks.”

Issuer Risk. The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Income Risk. The income Common Shareholders receive from the Fund will be based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and the income Common Shareholders receive from the Fund could drop as well. The Fund’s income also would likely be adversely affected when prevailing short-term interest rates increase if the Fund is then utilizing leverage. Furthermore, DPIM has contractually agreed to reimburse the Fund for certain expenses in the amount of 0.25% of the Average Weekly Managed Assets of the Fund for the first 2 full years of the Fund’s operations, 0.20% of the Average Weekly Managed Assets of the Fund in year 3, 0.15% in year 4, 0.10% in year 5, and 0.05% in year 6. As this agreement expires, the income Common Shareholders receive from the Fund may be adversely affected due to the continuously decreasing amount of expenses that will be reimbursed by DPIM to the Fund through year 6, and due to the fact that no such expenses will be reimbursed in year 7.

Tax Risk. The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation, the attractiveness of investing in equity securities that pay tax-advantaged dividends in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the tax-advantaged dividend provisions. Absent further legislation, higher tax rates will apply to tax-advantaged dividends in taxable years beginning after December 31, 2012. Any proposed or actual changes in such rates, therefore, can significantly affect the after-tax returns of the Fund’s investments in equity securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of equity securities at desirable returns and price levels. We cannot assure you as to the portion, if any, of the Fund’s dividends that will be tax-advantaged. Additionally, the Fund may not be a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. For an individual holder of Common Shares to receive tax-advantaged dividends from the Fund, the shareholder, in addition to other requirements, must have held his or her Common Shares for more than 91 days during the 181-day period beginning 90 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends.

MLP Tax Risk.    The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which it invests, a factor over which DPIM has no control. The benefit the Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Common Shares.

Risks Related to the Fund’s Use of Leverage. Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount that represents approximately 30% of the Fund’s total assets (or approximately 43% of its net assets), including proceeds from such Leverage Instruments. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. Leverage Instruments have seniority in liquidation and distribution rights over Common Shares.

The issuance of Leverage Instruments represents the leveraging of Common Shares. Leverage is a technique that could adversely affect Common Shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of such Leverage Instruments, the use of leverage could cause the Fund’s net asset value to decline. When leverage is used, the net asset value and market value of the Common Shares will be more volatile. We cannot assure you that the Fund’s use of leverage will be successful.

Common Shareholders bear the costs of leverage through higher operating expenses. Because management fees are based on the Fund’s total assets, use of leverage increases the effective management fee borne by Common Shareholders. In addition, the issuance of additional Leverage Instruments by the Fund would result in offering expenses and other costs, which would ultimately be borne by Common Shareholders. Fluctuations in interest rates could increase the Fund’s interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on Common Shares. Certain Leverage Instruments are

subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Fund’s ability to pay distributions to Common Shareholders in certain instances. The Fund may also be required to pledge assets to the lenders in connection with certain other types of Leverage Instruments.

Leverage involves other risks and special considerations for Common Shareholders, including the likelihood of greater volatility in the net asset value and market price of Common Shares than a comparable portfolio without leverage. That means that, in a declining market, leverage is likely to cause a greater decline in the net asset value of Common Shares than if the Fund were not leveraged. That, in turn, may result in a greater decline in the market price of Common Shares than if the Fund were not leveraged.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against the Fund’s net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Common Shares and preferred stock, with respect to the payment of distributions or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred stock or purchase Common Shares or preferred stock unless at such time, the Fund meets certain asset coverage requirements and no event of default exists under any borrowings. In addition, the Fund may not be permitted to pay distributions on Common Shares unless all dividends on any preferred stock and/or accrued interest on any borrowings have been paid, or set aside for payment.

In an event of default under any Leverage Instruments, the lenders or preferred stockholders have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or preferred stockholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on use of various investment techniques or strategies or in the Fund’s ability to pay distributions on Common Shares in certain instances. In addition, the Fund may be subject to certain negative covenants relating to transaction with affiliates, mergers and consolidation, among others.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, we cannot assure you that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of Common Shares if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund anticipates any borrowings being in the form of bank debt, reverse repurchase agreements, senior notes and/or other forms of borrowings. The terms of any preferred stock the Fund issues, including its dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Fund’s charter) if and when it authorizes the preferred stock. If the Fund is unable to refinance such Leverage Instruments when they mature the Fund may be forced to sell securities in its portfolio to repay such Leverage Instruments. Further, if the Fund does not repay the Leverage Instruments when they mature, that will trigger an event of default under the terms of the Fund’s borrowings (which will likely increase the interest rate payable on such borrowings and give the lenders under such borrowings certain additional rights) and will trigger a higher dividend rate on the preferred stock.

In connection with the Fund’s anticipated use of leverage, DPIM may seek to hedge the associated interest rate risk through derivative instruments, which may include interest rate swaps, caps, floors and collars. There are economic costs of hedging reflected in the pricing of these derivative instruments which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in DPIM’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between interest rates and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments will be subject to DPIM’s ability to predict correctly changes in the relationships of such hedge instruments to the Leverage Instruments used by the Fund, and we cannot assure you that DPIM’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its interest rate exposure.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of Common Shareholders.

Credit Risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of any preferred stock issued by the Fund. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations.

Non-Investment Grade Securities Risk. The Fund may invest up to 15% of its total assets in preferred stocks and bonds of below investment grade quality (e.g., rated below BBB by S&P or below Baa by Moody’s, or unrated securities that DPIM considers to be their equivalent). The Fund’s investments in such securities, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. See “Risks—Non-Investment Grade Securities Risk.”

Interest Rate Risk.    Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. The net asset value of the Fund’s investments in common stock may also fluctuate based on changes in interest rates. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This is known as extension risk. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Derivatives Risk. Derivatives transactions (such as futures contracts and options thereon, options, and swaps) will subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The Fund’s exposure to any single counterparty is limited to no more than 25% of the Fund’s total assets. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Fund may write covered call options, subject to the limitation that no more than 15% of the Fund’s total assets will be subject to covered call options. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. We cannot assure you that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option the Fund purchased, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund may result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) would necessarily involve greater expenses to the Fund and could result in realization of net short-term capital gains.

Risks from Non-Diversified Status. As a non-diversified investment company under the 1940 Act, and the rules and regulations thereunder, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Common Shares. The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. See “Taxes” in the Statement of Additional Information. See “Risks—Risks from Non-Diversified Status.”

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest rate payable on any debt owned by the Fund and dividend rates payable on any preferred stock issued by the Fund would likely increase, each of which would tend to further reduce returns to Common Shareholders.

Market Price of Common Shares. The shares of closed-end management investment companies often trade at a discount to their net asset value, and the Common Shares may likewise trade at a discount to net asset value. The trading price of the Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchase Common Shares in this offering and subsequently sell their Common Shares below net asset value will be reduced.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. DPIM and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Assets of companies, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. The U.S. government has issued warnings that assets of utility companies and energy sector companies, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Capital Market Risk. Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Anti-Takeover Provisions. The Fund’s charter and bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund See “Description of Capital Structure—Anti-Takeover Provisions in the Charter” and “—Anti-Takeover Provisions in the Bylaws.”

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately 10,000,000 Common Shares. If the Fund issues fewer shares of common stock, the expenses per share would be higher. The following table assumes the use of leverage in an amount equal to 30% of the Fund’s total assets (or approximately 43% of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to common stock.

Shareholder transaction expenses
Sales load (as a percentage of offering price)	4.5%
Expenses (as a percentage of offering price)	0.2%	(1)(2)
Dividend reinvestment and cash purchase plan fees	None	(3)

	Percentage of Net Assets Attributable to Common Stock (Assuming the Use of Leverage Equal to 30% of the Fund’s Total Assets)(4)
Annual Expenses (as a percentage of net assets attributable to Common Shares)
Management Fees	1.43%
Interest Payments on Borrowed Funds	0.54%
Other Expenses	0.29	%(5)

Total Annual Expenses	2.26%
Expense Reimbursements (years 1-2)	(0.36	)%(6)

Net Annual Expenses (years 1-2)	1.90	%(6)

(1)

DPIM has agreed to reimburse all organizational expenses of the Fund and pay all offering costs (other than the sales load) that exceed $0.04 per Common Share. Based on an estimated offering size of $200,000,000 (approximately 10,000,000 Common Shares), the Fund would pay a maximum of $400,000 of offering costs (or $0.04 per share) and DPIM would pay all offering costs in excess of $400,000, which are currently estimated to be $         (or $         per share).

(2)

DPIM (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Ameriprise Financial Services, Inc. and Raymond James & Associates, Inc. DPIM (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee, or additional compensation in connection with the offering.

(3)

There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment and cash purchase plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account. You will also pay brokerage charges in connection with any voluntary cash purchases made through the plan.

(4)

Assuming no use of leverage, the Fund estimates that the percentage of net assets attributable to common stock for these expenses would be as follows: (A) 1.00% for management fees; (B) 0.29% for other expenses; (C) 1.29% for total annual expenses; (D) (0.25)% expense reimbursements for years 1-2; and (E) 1.04% net annual expenses for years 1-2.

(5)	Estimated expenses based on the current fiscal year.

(6)	DPIM has contractually agreed to reimburse the Fund for certain expenses in the amount of 0.25% of the Average Weekly Managed Assets of the Fund for the first 2 full years of the Fund’s operations,

0.20% of the Average Weekly Managed Assets of the Fund in year 3, 0.15% in year 4, 0.10% in year 5, and 0.05% in year 6. Without the reimbursement, “Net annual expenses” would be estimated to be 2.26% of average daily net assets attributable to common stock, assuming the use of leverage in an amount equal to 30% of the Fund’s total assets (or approximately 43% of the Fund’s net assets).

Example

The purpose of the following table is to help a Common Shareholder understand the fees and expenses that such holder would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately 10,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund.”

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (i) net annual expenses of 1.90% of net assets attributable to common stock in years 1 through 2, 1.97% in year 3, 2.05% in year 4, 2.12% in year 5, 2.19% in year 6, and 2.26% in years 7 through 10 and (ii) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$65	$105	$149	$282

(1)

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other expenses” set forth in the Annual expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, closed-end, non-diversified management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on March 15, 2011, and has no operating history. The Fund’s principal office is located at 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, and the number for Shareholder Services is (866) 270-7598 (toll-free).

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $         ($         if the underwriters exercise the over-allotment option in full) after payment of the sales load and estimated offering expenses (other than the sales load) estimated to be approximately $            . DPIM has agreed to reimburse all organizational expenses of the Fund and pay all offering costs (other than the sales load) that exceed $0.04 per Common Share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and investment strategies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within 30 to 45 days after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and investment strategies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and investment strategies, the Fund’s yield would be somewhat lower, but that its net asset value would be subject to less fluctuation, than would be the case at such time as the Fund is fully invested.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

General

The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend-paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy. These sectors are defined as follows:

•

The electric sector of the utility industry, which we sometimes refer to simply as the electric sector, consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.

•

The gas sector of the utility industry, which we sometimes refer to simply as the gas sector, consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.

•	The water sector of the utility industry, which we sometimes refer to simply as the water sector, consists of companies involved to a significant extent in the distribution or sale of water.

•	The telecommunications sector of the utility industry, which we sometimes refer to simply as the telecommunications sector, consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).

•

The midstream energy sector of the utility industry, which we sometimes refer to as the midstream energy sector, consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

A company will be deemed to be involved to a significant extent in a sector if at least 50% of its assets, gross income or profits are committed to or derived from the activities described as pertaining to that sector.

Under normal market conditions, the Fund will invest no more than 60% of its total assets in any one of the following five categories: (1) the electric sector, (2) the gas sector, (3) the water sector, (4) the telecommunications sector or (5) the midstream energy sector.

No more than 20% of the Fund’s total assets will be invested in securities of midstream energy companies that are not regulated by a governmental agency. A company will be deemed to be regulated by a governmental agency if at least 50% of its assets, gross income or profits are committed to or derived from activities that are regulated by an agency or instrumentality of the federal government or a state or local government.

In addition, under normal circumstances, the Fund will invest no more than 10% of its total assets in securities of any single issuer.

Securities of companies in the telecommunications, electric and gas sectors have historically been among the highest yielding equity sectors and have experienced less volatile historic returns relative to the broader stock market. Because of their historically low correlation to the broader stock market, securities of companies in the telecommunications, electric and gas sectors can provide effective diversification to an overall investment portfolio. Past performance is not an indicator of future results.

The Fund’s investments in the midstream energy sector will primarily be in the form of equity interests in MLPs, and certain entities affiliated with MLPs. The Fund may invest up to 25% of its total assets in MLPs.

Under normal market conditions, the Fund will invest at least 80% of its total assets in issuers located in at least three countries, including the United States. The percentage of the Fund’s total assets invested in issuers located outside the United States will vary over time, but under normal market conditions will constitute no less than 40% and no more than 75% of the Fund’s total assets. For purposes of the foregoing policy, an issuer will be deemed to be located in the United States if (1) it is organized in the United States; or (2) it is organized elsewhere but headquartered in the United States. No more than 15% of the Fund’s total assets will be invested in issuers located in “emerging market” countries. Investing in securities of non-U.S. issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

The Fund may invest an aggregate of up to 20% of its total assets in (1) equity securities of companies outside of the sectors in which the Fund concentrates, (2) securities of electric, gas, water and midstream energy companies with market capitalization of less than $500 million, and securities of telecommunications companies with market capitalization of less than $1 billion, (3) debt obligations of companies in any industry or sector, (4) money market securities and money market mutual funds and (5) derivative instruments related to companies in any industry or sector. Moreover, should extraordinary conditions affecting utility companies or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective.

The Fund may invest up to 15% of its total assets in preferred stocks and bonds of below investment grade quality (e.g., a rating below BBB by S&P or below Baa by Moody’s or unrated securities that DPIM determines to be their equivalent).

The investment policy of the Fund of investing at least 80% of the Fund’s total assets in dividend-paying equity securities of companies in the utility industry is non-fundamental and may be changed by the Board of Directors without shareholder approval. Common Shareholders will, however, receive at least 60 days prior notice of any change in this policy.

Unless otherwise noted, all investment limitations and restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, credit quality or other characteristics of securities held by the Fund may change after they are purchased, and this may cause the amount of the Fund’s total assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction.

Tax-Advantaged Dividends and Tax-Deferred Distributions

The Fund intends to invest in securities expected to generate dividend income that qualifies for favorable federal income tax treatment. Certain dividends received by Common Shareholders qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its Common Shareholders. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. For the Fund to receive tax-advantaged dividends, the Fund must, in addition to other requirements, hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The “ex-dividend date” is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-advantaged dividends, the shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date for the Common Shares. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends. We cannot assure you as to the portion of the Fund’s dividends that will be tax-advantaged. The provisions of the Code applicable to tax-advantaged dividends are currently effective for taxable years beginning on or before December 31, 2012 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.

The Fund also intends to invest in MLPs. Because an MLP is treated as a partnership for federal income tax purposes, holders of its equity are taxed on their allocable share of income from the MLP rather than distributions received from the MLP. Many MLPs make cash distributions in excess of their taxable income. The excess of distributions over income reduces the partners’ tax basis in their equity interest in the MLP. Accordingly, the tax on such distributions may be deferred until the MLP interest is sold. Similarly, if the Fund makes distributions to its Common Shareholders in excess of its taxable income, such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each Common Shareholder sells its Common Shares.

The Fund may invest a portion of its assets in equity securities and other securities, including debt instruments, that generate income taxable at ordinary income rather than long-term capital gain rates. For any year, so long as the Fund’s ordinary income and net realized short-term capital gains in excess of net long-term capital losses are fully offset by expenses of the Fund, all of the Fund’s income distributions would be characterized as tax-advantaged dividends. Although the Fund intends to pay tax-advantaged dividends to its shareholders, there is no guarantee that the Fund will achieve its objective and therefore, some or all of the Fund’s income distributions may be taxable as ordinary income (i.e., income other than tax-advantaged dividends).

Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-advantaged dividends, and the use of put and call options may reduce the Fund’s holding period for the underlying stock for purposes of determining whether dividends paid on such stock are eligible to be passed through to shareholders as tax-advantaged dividends.

Tax-Managed Investing

The Fund also seeks to achieve favorable after-tax returns in part by seeking to reduce the capital gains taxes incurred by Common Shareholders in connection with the Fund’s portfolio investments. DPIM attempts to minimize distributions of long-term capital gains taxable to Common Shareholders by seeking to avoid, to the extent consistent with the Fund’s investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a portion of the Fund’s holdings of a particular appreciated security, DPIM generally will seek to select for sale the share lots resulting in the most favorable tax treatment for Common Shareholders, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. DPIM may also sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, and forward sales of securities). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. We cannot assure you that the Fund will use these strategies or that they will be successful if used.

Investments in Below Investment Grade Securities

Under normal market conditions, the Fund’s investments in preferred stock and other fixed-income securities will primarily be rated investment grade. However, the Fund may, from time to time, invest up to 15% of its total assets in securities rated below investment grade at the time of acquisition. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. DPIM retains broad discretion to allocate investments among common stocks, preferred stocks and debt securities in the manner it believes will best achieve the Fund’s investment objective.

Duff & Phelps Investment Management Co.’s Investment Philosophy

In selecting securities for the Fund’s portfolio, DPIM will focus on equity securities of domestic and foreign companies in the electric, gas, water, telecommunications and midstream energy sectors of the utility industry that are, in DPIM’s view, attractively valued and produce an attractive level of tax-advantaged dividend income and in doing so will also consider a security’s potential for dividend growth and capital appreciation. DPIM will manage the Fund with a long-term investment horizon. DPIM’s bottom-up approach in selecting the Fund’s equity investments employs both a qualitative analysis and a quantitative analysis. In its qualitative analysis, DPIM seeks to identify high-quality, dividend paying companies and MLPs exhibiting stable cash flows and distributions to unit holders.

DPIM also considers whether companies have experienced management teams with proven track records and companies that have above average and growing dividend yields and unit distributions (as applicable). DPIM places an emphasis on companies that it believes have liquid, investment grade balance sheets with efficient capital structures. In its quantitative analysis, DPIM evaluates various factors, including: (i) risk-adjusted forecasted yields, (ii) peer group rankings, (iii) the ratio of enterprise value to adjusted earnings before interest, tax, depreciation and amortization, (iv) price-to-cash-flow ratio, (v) payout and coverage ratio sensitivities, and (vi) historical trends in yield spreads of competing “income” investments. In addition, for companies in the electric, gas, water and midstream energy sectors, DPIM considers whether the companies do business in constructive regulatory jurisdictions; and for companies in the telecommunications sector, DPIM looks at whether companies provide both wireline and wireless services. When considering MLPs, DPIM looks for companies that are operating predominantly fee-based businesses with low commodity price exposure and predictable cash flows.

Investment decisions are made primarily on the basis of fundamental research. In making investment decisions, DPIM relies upon information provided by, and the expertise of, DPIM’s experienced team of portfolio managers and research analysts. When selecting securities, DPIM focuses on factors such as balance sheet strength, growth rates, valuation relative to peers, changes in the regulatory environment, and environmental compliance measures. DPIM also considers (among other factors) a company’s earnings or cash flow capabilities, dividend prospects and the federal income tax treatment of a company’s dividends, the strength of the company’s business franchises, estimates of the company’s net value and the strategies proposed by the company’s management team. Based on its on level of expertise, DPIM will subjectively evaluate the ability of the company’s management team to execute the proposed strategy.

Portfolio Investments

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock typically does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is usually contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. We cannot assure you that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although DPIM would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates and in the dividends received deduction or the characterization of dividends as tax-advantaged as described herein.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

MLPs

The Fund may invest up to 25% of its total assets in MLPs. MLPs are entities that are publicly traded and are treated as partnerships for federal income tax purposes. MLPs are typically structured as limited partnerships or as limited liability companies. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as an MLP, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships generally have two classes of limited partner interests—common units and subordinated units, each described more fully below. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions.

A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP.

MLP Equity Securities

Equity securities issued by MLPs consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units.    The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ Global Market. The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs may also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units.    Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs may also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units.    MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other MLP Equity Securities

The Fund also may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs, and other similarly structured entities. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase such other MLP equity securities through market transactions, but may also do so through direct placements. The Fund’s investments in these entities do not count toward the Fund’s limitation to invest no more than 25% of its total assets in MLPs.

I-Shares.    I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. The Fund’s investments in I-Shares do not count as investments in MLPs with respect to the Fund’s limitation of investing up to 25% of its total assets in MLPs.

MLP General Partner or Managing Member Interests.    The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive IDRs, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLPs that Elect to be Taxed as Corporations.    Some companies that are structured as publicly traded limited partnerships or limited liability companies do not elect to be treated as partnerships for federal taxation purposes, and instead are treated as corporations. (this is often the case for marine shipping companies organized outside of the United States). As a consequence, these companies pay taxes at the company level prior to any dividends or distributions to equity holders. To the extent these companies are required to pay taxes on their income, it may reduce their profitability and reduce the amount of distributions to holders of the company’s equity.

Types of MLPs in Which the Fund May Invest

•

Midstream MLPs.    Midstream MLPs own and operate the logistical assets used in the midstream energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs includes MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also includes (a) General Partner MLPs whose assets consist of ownership interests of affiliated Midstream MLPs and (b) I-Shares issued by affiliates of Midstream MLPs.

•	Other MLPs, including:

•

Upstream MLPs.    Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

•

Coal MLPs.    Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electric utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•

Propane MLPs.    Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•

Marine Shipping MLPs.    Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

•

Master Limited Partnerships engaged in owning energy assets or providing energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as a partnership.

Comparison with Direct Investment in MLPs

The Fund seeks to provide an efficient vehicle through which the Common Shareholders may invest in MLPs in the energy sector. An investment in the Fund is different in several ways from direct investments in MLPs, including the following:

•

Simplified tax reporting.    Investors in the Fund, while gaining exposure to a diverse portfolio of MLPs, will receive a single Form 1099, rather than multiple Schedule K-1s from each directly held MLP. Also, direct MLP investors may be required to file state income tax returns in each state in which the MLP operates, while investors in the Fund will not be required to file state income tax returns in each state where the MLPs operate.

•

Access to investments typically unavailable to retail investors.    In addition to publicly traded MLPs, the Fund may invest in MLPs through direct placements. Direct placements offer the potential for increased returns, but are usually available only to a limited number of institutional investors.

•

Costs associated with investments in the Fund as opposed to direct investments in MLPs.    Investors in the Fund are subject to the management fees and other expenses of investing in the Fund. Direct investments in an MLP are not subject to these costs.

•

Favorable tax treatment.    Distributions from the Fund are generally tax-advantaged, although we cannot give assurances in this regard. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, the Common Shareholders will experience a reduction in basis in their shares, which may increase the capital gain, or reduce capital loss, realized upon sale of such shares. See “Tax Matters.”

•

Appropriate for inclusion in IRAs and other qualified accounts.    Because the Fund’s distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund.

•

Suitable investments for corporations and investment companies.    Subject to certain holding period and other requirements, any distributions by the Fund that may be taxable as dividends (i.e., distributions out of the Fund’s current or accumulated earnings and profits) generally will be eligible for the dividends received deduction in the case of corporate shareholders and, in the case of dividends paid in taxable years beginning on or before December 31, 2012, generally will be treated as “qualified dividend income” for shareholders taxed as individuals and will be eligible for reduced rates of taxation. In addition, dividends on Common Shares will be treated as qualifying income for each of the Common Shareholders that is an investment company (including mutual funds) that has elected to be taxed as a regulated investment company. In contrast, income received directly by such investment companies from MLPs may not be treated as qualifying income by such investment companies.

Corporate Bonds and Other Debt Securities

If deemed advisable by DPIM to increase income or total return or to reduce risk, the Fund may also invest in corporate bonds, debentures and other debt securities of utility companies, or other industries and sectors. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will not invest more than 15% of its total assets in securities rated below investment grade (e.g., a rating below BBB by S&P or below Baa by Moody’s or unrated securities that DPIM determines to be their equivalent). The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed-income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the market price of the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Dividend Capture Trading

The Fund may seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that it held past its ex-dividend date to purchase another stock paying a dividend before the next dividend of the stock being sold. By entering into such trades, the Fund could augment the amount of dividend income it receives over the course of a year. In order for dividends to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. The use of dividend capture strategies will expose the Fund to increased trading costs and the potential for capital loss.

Covered Calls

The Fund currently expects to write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls) and no more than 15% of the Fund’s total assets will be subject to covered call options. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium the Fund receives will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. As the writer of the option, the Fund bears the market risk of an unfavorable change in the price of the security underlying a written option.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if DPIM deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments will be established and maintained with the Fund’s custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Temporary Investments

During unusual market circumstances, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover

As noted above, DPIM may sell securities to realize capital losses that can be used to offset capital gains (but not tax-advantaged dividends or other ordinary income) or in connection with dividend capture strategies. Use of these strategies will increase portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by DPIM pursuant to procedures adopted by the Board of Directors, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. While there is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of DPIM. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding borrowings. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

LEVERAGE

The Fund generally will seek to enhance its total returns through the use of financial leverage, which may include the borrowing of money (through the issuance of debt securities or otherwise) and the issuance of preferred stock. Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount that represents approximately 30% of its total assets (or approximately 43% of its net assets). However, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent less than 30% leverage. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund will not use leverage if DPIM anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. Depending on the type of Leverage Instruments involved, the Fund’s use of financial leverage may require the approval of the Board of Directors. The Fund anticipates any borrowings being in the form of bank debt, senior notes and/or other forms of borrowings. The terms of any preferred stock issued by the Fund, including the dividend rate, voting rights, liquidation preference and redemption provisions of such stock, will be determined by the Board of Directors (subject to applicable law and the Fund’s charter) if and when it authorizes the preferred stock. For additional information about preferred stock, please see “Description of Capital Structure—Preferred Stock.” Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Common Shares will be junior in liquidation and distribution rights to any Leverage Instruments. The Fund currently anticipates that leverage will initially be obtained through the use of a credit facility. The Fund expects to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this Prospectus.

Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of Common Shares or may result in fluctuations in the dividends paid by the Fund on Common Shares. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to the Fund), the Fund’s total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to the Fund), the Fund’s total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to Common Shareholders will be reduced. In the latter case, DPIM in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to Common Shareholders.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of a preferred stock offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged.

The fees paid to DPIM will be calculated on the basis of the Fund’s total assets including proceeds from Leverage Instruments. During periods in which the Fund uses financial leverage, the investment management fee payable to DPIM may be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and DPIM may have differing interests in determining whether to leverage the Fund’s assets. The Board of Directors monitors the Fund’s use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Risks Related to the Fund’s Use of Leverage.”

In addition to the issuance of preferred stock, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio, subject to rating agency limitations. These include the use of derivative instruments and reverse repurchase agreements. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but they also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on DPIM’s ability to predict correctly interest rates and market movements, and we cannot assure you that a leveraging strategy will be successful during any period in which it is employed.

The Maryland General Corporation Law authorizes the Fund, without prior approval of the Common Shareholders, to engage in borrowing. In this regard, the Fund may obtain proceeds through borrowing and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a revolving credit facility. Any such requirements will increase the cost of borrowing over the stated interest rate. For additional information about borrowings, including by means of a credit facility, please see “Description of Capital Structure—Borrowings,” and “Description of Capital Structure—Credit Facility.”

Under the requirements of the 1940 Act, the Fund, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by the Fund. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The rights of the Fund’s lenders to receive interest on and repayment of principal of any borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain of the Fund’s activities, including the payment of dividends to Common Shareholders in certain circumstances. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of capital stock, or purchase any such capital stock, unless the Fund’s aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

In an event of default under any borrowing, the lenders also have the right to cause a liquidation of collateral (i.e., sell securities in the Fund’s portfolio and other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of Leverage Instruments may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on the Fund’s use of various investment techniques or strategies or on its ability to pay dividends on Common Shares in certain circumstances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments the Fund issued. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede DPIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may seek to hedge the interest rate risks associated with leverage through derivative instruments, which may include interest rate swaps, caps, floors and collars. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of utility companies. We cannot assure you that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objective. For additional discussion of the risks associated with these hedging transactions, see “Risk Factors—Risks Related to the Fund’s Use of Leverage.”

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of its total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, the Fund is not permitted to declare any cash dividend or distribution on its common stock unless, at the time of such declaration, its preferred stock plus senior securities representing indebtedness has an asset coverage of at least 200%. The Fund intends, to the extent possible to maintain asset coverage on such preferred stock plus senior securities representing indebtedness of at least 200%. If necessary, the Fund will purchase or redeem any of its preferred stock or senior securities representing indebtedness to maintain an asset coverage ratio of at least 200%. The terms of any preferred stock may include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses. If the Fund has preferred stock outstanding, two of the Fund’s directors will be elected by the holders of preferred stock as a class. The Fund’s remaining directors will be elected by Common Shareholders and holders of the Fund’s preferred stock voting together as a single class. In the event that the Fund fails to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the Fund’s directors.

If the Fund is unable to refinance such Leverage Instruments when they mature, the Fund may be forced to sell securities in its portfolio to repay such Leverage Instruments. Further, if the Fund does not repay the Leverage Instruments when they mature, that will trigger an event of default under the terms of the Fund’s borrowings (which will likely increase the interest rate payable on such borrowings and give the lenders under such borrowings certain additional rights) and will trigger a higher dividend rate on the preferred stock.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s securities.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred stock may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred stock as a special dividend. This dividend can be expected to decrease the amount that holders of preferred stock would be entitled to receive upon redemption or liquidation of their shares.

Assuming the utilization of leverage in the form of borrowings in the amount of 30% of the Fund’s total assets (or approximately 43% of the Fund’s net assets) and an annual interest rate on such borrowings of 1.25% based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such interest payments is 0.54%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. Further, the assumed investment portfolio total returns are after (net of) all of the Fund’s expenses other than expenses associated with leverage); but such leverage expenses are deducted when determining the Common Share return. See “Risk Factors.” The table further reflects the issuance of Leverage Instruments representing 30% of the Fund’s total assets (or approximately 43% of the Fund’s net assets) and our estimated leverage costs of 1.25%.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	(14.82)%	(7.68)%	(0.54)%	6.61%	13.75%

Corresponding Common Share return is composed of two elements: Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net distributable income after paying interest or dividends on the Fund’s Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% would must assume that the distributions the Fund receives on its investments are entirely offset by losses in the value of those securities.

Holders of preferred stock will be entitled to a pre-determined dollar amount of dividends and a fixed dollar amount upon liquidation of the Fund prior to the payment of any dividends or liquidation amounts to Common Shareholders. As a result, the effect of the additional advisory fees and administrative fees attributable to the increase in total assets resulting from any issuance of preferred stock will be borne entirely by Common Shareholders through a reduction of income available for distribution to Common Shareholders and possibly a reduction in the net asset value per Common Share.

Until the Fund issues preferred stock or engages in borrowing, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. The benefits of the leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and investment strategies.

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

No Operating History

The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Utility Industry Risk

The Fund will invest a significant portion of its total assets in securities of utility companies, including companies in the electric, gas, water, telecommunications and midstream energy sectors. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

Risks that are intrinsic to utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. We cannot assure you that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. We cannot assure you that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industry continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industry. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industry sectors. DPIM believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may become less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. DPIM seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, we cannot assure you that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, DPIM believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, we cannot assure you that such favorable developments will occur or that investment opportunities in foreign markets will increase or that regulatory structures will remain stable over time.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. DPIM will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Certain segments of the telecommunications, electric, midstream energy, gas and water sectors, and individual companies within such segments may not perform as well as each sector as a whole (or companies or segments of other sectors). Many utility companies have historically been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of utility companies to operate and utilize such facilities, thus reducing the companies’ earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. Changes in regulatory policies or accounting standards may negatively affect the earnings or dividends of utility companies. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state and/or national public utility commissions, which results ordinarily in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utility companies have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business. Telecommunications companies have been subject to risks associated with increasing levels of competition, technology substitution (i.e. wireless, broadband and voice over Internet protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty.

Electric.    The electric utility sector consists of companies that are engaged principally in the generation, distribution, transmission, delivery or sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate, and risks related to abandonment and cost overruns of new projects. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the interest rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of U.S. states have enacted or are considering deregulation proposals or other proposals designed to increase competition. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. We cannot assure you that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Gas.    Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of certain parts of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of DPIM, however, environmental considerations could improve the outlook for the gas sector in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result. In addition, the risks that apply to electric utility companies also generally apply to gas utility companies.

Telecommunications.    Today, telecommunications companies include both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited geographic markets. Today these two historically different businesses are converging in an industry in which companies are growing in size and expanding geographically into national and international markets, and which has been subject to significant deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but other, less-regulated firms, providing services such as wireless telephone services, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain subscribers at the expense of traditional telephone companies. Still, increasing competition, technological innovations, changes in consumer demand and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. In addition, potential statutory or regulatory changes could either help or harm particular segments of the telecommunications sector. Given mergers and potential legislative and regulatory changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Midstream Energy.    Most of the Fund’s investments in the midstream energy sector will be through MLPs, which are subject to separate risks discussed below. There are special risks inherent in the midstream energy sector, including supply and demand risk, acquisition risk, regulatory risk, commodity pricing risk and catastrophe risk.

Supply and Demand Risk.    A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies in the midstream energy sector (“energy companies”). Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors. Factors affecting the volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution include depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of the Organization of Petroleum Exporting Countries; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; weather conditions; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Acquisition Risk.    The ability of energy companies to grow and, where applicable, to increase distributions to their equity holders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus.

Regulatory Risk.    Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies.

The operations of wells, gathering systems, pipelines and distribution facilities, refineries, electric generating, transmission, and distribution facilities and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•

the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. These laws and regulations may mandate costly capital upgrades at regulated facilities. For example, currently existing and proposed environmental laws and regulations are expected to require additional air pollution control equipment and improvements to cooling water infrastructure at certain electrical generating facilities. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, also impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy infrastructure assets could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. For example, hydraulic fracturing, a technique commonly used in the completion of oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly compliance requirements.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (the “EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from new cars and trucks. The EPA is requiring certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for carbon-based energy or raise prices for such energy relative to other forms of energy, which may adversely affect the total return of certain of the Fund’s investments.

Commodity Pricing Risk.    The return on the Fund’s investments in energy companies may be dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, policies of the Organization of Petroleum Exporting Countries, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. The energy industry as a whole, including the midstream energy sector, may also be impacted by the perception that the performance of energy companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other energy companies.

Catastrophe Risk.    The operations of energy companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition. Any occurrence of a catastrophic event could bring about a limitation, suspension, or discontinuation of operations in the energy industry, including the midstream energy sector.

Affiliated Party Risk.    Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by a company’s parents or sponsors to satisfy its payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Water.    The water sector consists of companies that generate, distribute and sell water. In the United States and around the world the water sector is highly fragmented because most of the supplies are owned by local authorities. Companies in this sector are generally mature and are experiencing little or no per capita volume growth. In the opinion of DPIM, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. DPIM believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industry Generally.     We cannot assure you that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future. In addition, the utility industry generally is subject to the risk of increased environmental regulation, which may have a significant impact on the operations and earnings of utility companies.

Concentration Risk

The Fund’s investments will be concentrated in the electric, gas, water, telecommunications and midstream energy sectors of the utility industry. The focus of the Fund’s portfolio on those specific sectors may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors of the economy. A downturn in one or more of those sectors would have a larger impact on the Fund than on an investment company that does not concentrate solely in those specific sectors. At times, the performance of companies in those sectors will lag the performance of other sectors or the broader market as a whole.

Foreign Securities and Emerging Markets Risk

Under normal market conditions, the Fund will invest at least 80% of its total assets in issuers located in at least three countries, including the United States. The percentage of the Fund’s total assets invested in issuers located outside the United States will vary over time, but under normal market conditions, will be no less than 40% and no more than 75% of the Fund’s total assets (including no more than 15% of its total assets in issuers located in emerging market countries). When the Fund invests in securities of non-U.S. issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a non-U.S. issuer. Foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

The risks of foreign investing may be magnified for investments in issuers located in emerging market countries. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of emerging market countries may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Risk

Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to Common Shareholders.

Common Stock Risk

The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium-Sized Company Risk

Subject to certain percentage limitations discussed above, the Fund may invest its portfolio of equity securities in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $2 billion and medium-sized companies to be those with a market capitalization between $2 billion and $10 billion. The Fund’s investments in small and medium-sized companies may be subject to more abrupt or erratic movements in price than its investments in larger, more established companies because the securities of such companies are less well-known, held primarily by insiders or institutional investors or may trade less frequently and in lower volume. Furthermore, small and medium-sized companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects. Such companies often have limited financial resources or may depend on a few key employees, and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

Preferred Stock Risk

The Fund may have exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks, including:

•

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights—Debt securities typically have limited voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Illiquid Securities Risk

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value.

MLP Risks

An investment in MLP units involves certain risks which differ from an investment in the equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and more limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

The proposed U.S. federal budget for fiscal year 2011 calls for the elimination of approximately $40 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which the Fund invests.

Issuer Risk

The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Income Risk

The income Common Shareholders receive from the Fund will be based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and the income Common Shareholders receive from the Fund could drop as well. The Fund’s income also would likely be adversely affected when prevailing short-term interest rates increase if the Fund is then utilizing leverage. Furthermore, DPIM has contractually agreed to reimburse the Fund for certain expenses in the amount of 0.25% of the Average Weekly Managed Assets of the Fund for the first 2 full years of the Fund’s operations, 0.20% of the Average Weekly Managed Assets of the Fund in year 3, 0.15% in year 4, 0.10% in year 5, and 0.05% in year 6. As this agreement expires, the income Common Shareholders receive from the Fund may be adversely affected due to the continuously decreasing amount of expenses that will be reimbursed by DPIM to the Fund through year 6, and due to the fact that no such expenses will be reimbursed in year 7.

Tax Risk

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation, the attractiveness of investing in equity securities that pay tax-advantaged dividends in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the tax-advantaged dividend provisions. Absent further legislation, higher tax rates will apply to tax-advantaged dividends in taxable years beginning after December 31, 2012. Any proposed or actual changes in such rates, therefore, can significantly affect the after-tax returns of the Fund’s investments in equity securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of equity securities at desirable returns and price levels. We cannot assure you as to the portion, if any, of the Fund’s dividends that will be tax-advantaged. Additionally, the Fund may not be a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. For an individual holder of Common Shares to receive tax-advantaged dividends from the Fund, the shareholder, in addition to other requirements, must have held his or her Common Shares for more than 91 days during the 181-day period beginning 90 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends.

MLP Tax Risk

The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which it invests, a factor over which DPIM has no control. The benefit the Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Common Shares.

Risks Related to the Fund’s Use of Leverage

Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount that represents approximately 30% of the Fund’s total assets (or approximately 43% of its net assets), including proceeds from such Leverage Instruments. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. Leverage Instruments have seniority in liquidation and distribution rights over Common Shares.

The issuance of Leverage Instruments represents the leveraging of Common Shares. Leverage is a technique that could adversely affect Common Shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of such Leverage Instruments, the use of leverage could cause the Fund’s net asset value to decline. When leverage is used, the net asset value and market value of the Common Shares will be more volatile. We cannot assure you that the Fund’s use of leverage will be successful.

Common Shareholders bear the costs of leverage through higher operating expenses. Because management fees are based on the Fund’s total assets, use of leverage increases the effective management fee borne by Common Shareholders. In addition, the issuance of additional Leverage Instruments by the Fund would result in offering expenses and other costs, which would ultimately be borne by Common Shareholders. Fluctuations in interest rates could increase the Fund’s interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on Common Shares. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Fund’s ability to pay distributions to Common Shareholders in certain instances. The Fund may also be required to pledge assets to the lenders in connection with certain other types of Leverage Instruments.

Leverage involves other risks and special considerations for Common Shareholders, including the likelihood of greater volatility in the net asset value and market price of Common Shares than a comparable portfolio without leverage. That means that, in a declining market, leverage is likely to cause a greater decline in the net asset value of Common Shares than if the Fund were not leveraged. That, in turn, may result in a greater decline in the market price of Common Shares than if the Fund were not leveraged.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against the Fund’s net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Common Shares and preferred stock, with respect to the payment of distributions or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred stock or purchase Common Shares or preferred stock unless at such time, the Fund meets certain asset coverage requirements and no event of default exists under any borrowings. In addition, the Fund may not be permitted to pay distributions on Common Shares unless all dividends on any preferred stock and/or accrued interest on any borrowings have been paid, or set aside for payment.

In an event of default under any Leverage Instruments, the lenders or preferred stockholders have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or preferred stockholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on use of various investment techniques or strategies or in the Fund’s ability to pay distributions on Common Shares in certain instances. In addition, the Fund may be subject to certain negative covenants relating to transaction with affiliates, mergers and consolidation, among others.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, we cannot assure you that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of Common Shares if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund anticipates any borrowings being in the form of bank debt, reverse repurchase agreements, senior notes and/or other forms of borrowings. The terms of any preferred stock the Fund issues, including its dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Fund’s charter) if and when it authorizes the preferred stock. If the Fund is unable to refinance such Leverage Instruments when they mature the Fund may be forced to sell securities in its portfolio to repay such Leverage Instruments. Further, if the Fund does not repay the Leverage Instruments when they mature, that will trigger an event of default under the terms of the Fund’s borrowings (which will likely increase the interest rate payable on such borrowings and give the lenders under such borrowings certain additional rights) and will trigger a higher dividend rate on the preferred stock.

In connection with the Fund’s anticipated use of leverage, DPIM may seek to hedge the associated interest rate risk through derivative instruments, which may include interest rate swaps, caps, floors and collars. There are economic costs of hedging reflected in the pricing of these derivative instruments which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in DPIM’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between interest rates and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments will be subject to DPIM’s ability to predict correctly changes in the relationships of such hedge instruments to the Leverage Instruments used by the Fund, and we cannot assure you that DPIM’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its interest rate exposure.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of Common Shareholders.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of any preferred stock issued by the Fund. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations.

Non-Investment Grade Securities Risk

The Fund may invest up to 15% of its total assets in preferred stocks and bonds of below investment grade quality (e.g., rated below BBB by S&P or below Baa by Moody’s, or unrated securities that DPIM considers to be their equivalent). The Fund’s investments in such securities, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 15% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. The net asset value of the Fund’s investments in common stock may also fluctuate based on changes in interest rates. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, and swaps) will subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The Fund’s exposure to any single counterparty is limited to no more than 25% of the Fund’s total assets. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Fund may write covered call options, subject to the limitation that no more than 15% of the Fund’s total assets will be subject to covered call options. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. We cannot assure you that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option the Fund purchased, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund may result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) would necessarily involve greater expenses to the Fund and could result in realization of net short-term capital gains.

Risks from Non-Diversified Status

As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See “Taxes” in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Common Shares.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest rate payable on any debt owed by the Fund and dividend rates payable on any preferred stock issued by the Fund would likely increase, each of which would tend to further reduce returns to Common Shareholders.

Market Price of Common Shares

The shares of closed-end management investment companies often trade at a discount to their net asset value, and the Common Shares may likewise trade at a discount to net asset value. The trading price of the Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchase Common Shares in this offering and subsequently sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. DPIM and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption Risk

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Assets of companies, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. The U.S. government has issued warnings that assets of utility companies and energy sector companies, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Capital Market Risk

Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of Common Shareholders.

Anti-Takeover Provisions

The Fund’s charter and bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund See “Description of Capital Structure—Anti-Takeover Provisions in the Charter” and “—Anti-Takeover Provisions in the Bylaws.”

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is responsible for the overall management of the Fund, including supervision of the duties performed by DPIM. There are ten directors of the Fund. The name and business address of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

Duff & Phelps Investment Management Co. serves as the Fund’s investment adviser under an investment advisory agreement (the “Advisory Agreement”) dated July 25, 2011. DPIM is a wholly-owned indirect subsidiary of Virtus, an independent, publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus provides investment management products and services to individuals and institutions through affiliated managers and select unaffiliated subadvisers, each with distinct investment style, autonomous investment process and individual brand. The address of DPIM is 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

DPIM (together with its predecessor) has been in the investment advisory business for more than 75 years and, as of March 31, 2011, has more than $7.4 billion in client accounts under discretionary management. DPIM acts as investment adviser to three other utility-oriented closed-end investment companies and five open-end investment companies registered under the 1940 Act.

Under the terms of the Advisory Agreement, DPIM will furnish investment supervision to the Fund and will be responsible for the management of the Fund’s portfolio, subject to the overall control of the Board of Directors. For its services, DPIM will receive from the Fund a monthly management fee at the annual rate of 1.00% of the Average Weekly Managed Assets of the Fund. For purposes of the fee calculation, the term “Managed Assets of the Fund” on any day is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage), calculated as of 5:00 p.m. Eastern time on such day or as of such other time or times as the Board of Directors may determine in accordance with the provisions of applicable law and of the charter and bylaws of the Fund and with resolutions of the Board of Directors as from time to time in force. The term “Average Weekly Managed Assets of the Fund” is defined, for any weekly period, as the arithmetic mean of (A) the Managed Assets of the Fund on the last business day of the week and (B) the Managed Assets of the Fund on the last business day of the prior week, where a “business day” is any day on which the New York Stock Exchange is open for trading.

The Fund’s Advisory Agreement will continue in effect, unless otherwise terminated, until April 30, 2013, and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board of Directors or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Board of

Directors of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “independent directors”) with such independent directors casting votes in person at a meeting called for such purpose.

A discussion regarding the basis for the initial approval of the investment advisory agreement by the Board of Directors will be available in the Fund’s first report to shareholders. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

The DPIM employees who will be responsible for the day-to-day management of the Fund’s portfolio are Deborah A. Jansen, Eric J. Elvekrog and Charles J. Georgas.

Deborah A. Jansen, CFA

Ms. Jansen will serve as chief investment officer of the Fund and has been a Senior Vice President of DPIM since 2001. Ms. Jansen leads the portfolio management team and has ultimate decision-making authority for the Fund, and concentrates her research on the global electric, natural gas, and pipeline industries. Prior to joining DPIM in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Eric J. Elvekrog, CFA, CPA

Mr. Elvekrog will serve as a portfolio manager of the Fund and has been an analyst for DPIM since 1993. Mr. Elvekrog assists Ms. Jansen in leading the portfolio management team and is authorized to make investment decisions in her absence. He concentrates his research on global telecommunications industries.

Charles J. Georgas, CFA, CIPM

Mr. Georgas will serve as an analyst of the Fund and has been an analyst for DPIM since 2008. Mr. Georgas covers master limited partnerships and is a member of the risk management and quantitative research unit for DPIM’s equity and fixed income products. Prior to joining DPIM, Mr. Georgas was a Senior Equity Analyst covering the consumer sector for Marquis Investment Research and Jackson Securities (2004-2008).

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund is contained in the Statement of Additional Information.

The portfolio management team will draw on the research and analytical support of Connie M. Luecke, Randall L. Smith, Joyolin D. Brown and Daniel J. Petrisko, as well as the experience and expertise of other professionals at DPIM, including its President and Chief Investment Officer, Nathan I. Partain, and its Executive Vice President and Assistant Chief Investment Officer, T. Brooks Beittel.

Connie M. Luecke, CFA

Ms. Luecke has been a Senior Vice President of DPIM since 1998. She was a Managing Director of DPIM from 1996-1998. Ms. Luecke has served as co-portfolio manager of the Virtus Global Infrastructure Fund since 2004 and as senior telecommunications analyst for the DNP Select Income Fund Inc. since 1996. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1991) and an Analyst (1990). Ms. Luecke concentrates her research on the global telecommunications industry.

Randle L. Smith, CFA

Mr. Smith has been a Senior Vice President of DPIM since 1998. He was a Managing Director of DPIM from 1996-1998. Mr. Smith has served as co-portfolio manager of the Virtus Global Infrastructure Fund since 2004 and as senior utility analyst for the DNP Select Income Fund Inc. since 1996. From 1990-1995, Mr. Smith was employed by Duff & Phelps Investment Research Co., where he served as a Managing Director (1995), a Vice President (1992-1994), an Assistant Vice President (1991) and an Analyst (1990). Mr. Smith concentrates his research on the global electric and natural gas utility and transportation infrastructure industries.

Joyolin D. Brown, CFA

Ms. Brown has been a Vice President of DPIM since 1996. Prior to joining DPIM in 1993, Ms. Brown served as an analyst in corporate and regulatory finance at Southern California Company and as an account executive for Union Bank of California. Ms. Brown concentrates her research on the global electric, natural gas and water utilities, transportation and energy infrastructure industries.

Daniel J. Petrisko, CFA

Mr. Petrisko has been Senior Vice President of DPIM since 1997 (Vice President 1995-1997). Mr. Petrisko has been the Chief Investment Officer of Duff & Phelps Utility & Corporate Bond Trust since 2004 (Portfolio Manager from 2002-2004, Vice President since 2000) has served on the portfolio management team of DNP Select Income Fund Inc. since 2004. Mr. Petrisko concentrates his research on fixed-income securities.

Nathan I. Partain, CFA

Mr. Partain has been President and Chief Investment Officer of DPIM since 2005 (Executive Vice President 1997-2005). Mr. Partain has been President, Chief Executive Officer and Chief Investment Officer of DNP Select Income Fund Inc. since 2001 (Executive Vice President and Chief Investment Officer 1998-2001) and President and Chief Executive Officer of Duff & Phelps Utility & Corporate Bond Trust Inc. and of DTF Tax-Free Income Inc. since 2004. He was Director of Utility Research at Duff & Phelps Investment Research Co. from 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993). Mr. Partain has been with the Duff & Phelps organization since 1987. He is also a director of Otter Tail Corporation (since 1993).

T. Brooks Beittel, CFA

Mr. Beittel has been Executive Vice President and Assistant Chief Investment Officer of DPIM since 2008 (Senior Vice President 1993-2008, Vice President 1987-1993), Secretary and Senior Vice President of DNP Select Income Fund Inc. since 1995, and Secretary of DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. since 2005. He is also a member of the portfolio management teams of the Duff & Phelps Utility and Corporate Bond Trust Inc. (since 2004). Mr. Beittel concentrates his research on fixed-income securities.

Administrator

The Fund’s administrator is VP Distributors. VP Distributors is an indirect, wholly-owned subsidiary of Virtus and an affiliated person of DPIM. Under the terms of an administration agreement, VP Distributors provides administrative services required in connection with the operation of the Fund as well as the necessary office facilities, equipment and personnel to perform such services. The address of VP Distributors is 100 Pearl Street, Hartford, Connecticut 06103.

For its services, VP Distributors will receive a monthly fee at the annual rate of 0.10% of the Fund’s Average Weekly Net Assets. For purposes of calculating this fee, the term “Net Assets of the Fund” on any day is defined as the value of the total assets of the Fund minus the sum of (A) all accrued liabilities of the Fund (including, without limitation, the aggregate amount of any outstanding senior securities of the Fund representing indebtedness), and (B) the aggregate involuntary liquidation preference of each class of senior securities of the Fund which is a stock, in each case calculated as of 5:00 p.m. Eastern time on such day or as of such other time or times as the Board of Directors may determine in accordance with the provisions of applicable law and of the charter and bylaws of the Fund and with resolutions of the Board of Directors as from time to time in force. The term “Average Weekly Net Assets of the Fund” is defined, for any weekly period, as the arithmetic mean of (A) the Net Assets of the Fund on the last business day of the week and (B) the Net Assets of the Fund on the last business day of the prior week, where a “business day” is any day on which the New York Stock Exchange is open for trading.

Expense Reimbursement

DPIM has contractually agreed to reimburse the Fund for certain expenses during the first 6 full years of the Fund’s operations. DPIM will reimburse the Fund in the amount of 0.25% the Average Weekly Managed Assets of the Fund for the first 2 full years of the Fund’s operations, 0.20% of the Average Weekly Managed Assets of the Fund in year 3, 0.15% in year 4, 0.10% in year 5, and 0.05% in year 6.

Control Persons

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. Virtus Partners, Inc., the parent company of DPIM, has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this Prospectus. However, it is anticipated that Virtus Partners, Inc. will no longer be a control person once the offering is completed.

NET ASSET VALUE

The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The net asset value per Common Share of the Fund will be published on a weekly basis. VP Distributors calculates the Fund’s net asset value per Common Share by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable, any borrowings and the liquidation preference of any preferred stock issued by the Fund) and less the liquidation value of any outstanding preferred stock by the total number of Common Shares outstanding. Valuations of many securities expected to be in the Fund’s portfolio may be made by a third party pricing service.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the Exchange are valued, except as indicated below, at the last sale price at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the closing bid prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by DPIM to be over-the-counter, but excluding securities trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, prices supplied by a recognized pricing agent as the Board of Directors deems appropriate to reflect their fair market value. Debt securities are valued on the basis of prices provided by a pricing service or broker/dealers when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio. Any such estimates made by the Fund will be in good faith.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund are the last sale price at the close of the Exchange. If no sale occurred, the last bid price on the Exchange. Occasionally, events affecting the value of foreign securities may occur between the time at which they are determined and the close of trading on the Exchange. Such investments will be valued at their fair value, as determined in good faith under procedures determined by or at the discretion of the Board of Directors. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the Fund’s accounting agent based on foreign currency exchange rate quotations supplied by an independent quotation service as of 4pm Eastern Time.

DISTRIBUTIONS

The Fund intends to make quarterly distributions to Common Shareholders of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred stock. DPIM expects that the Fund’s distributed income will consist predominantly of tax-advantaged dividends.

We cannot assure you, however, as to the portion of the Fund’s dividends that will be tax-advantaged. A portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments likely will be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a “regulated investment company” under Subchapter M of the Code. See “Federal income tax matters.”

We cannot assure that the Fund will continue to pay regular quarterly distributions or that it will do so at a particular rate. The Fund also may make quarterly distributions in excess of its net investment company taxable income, if any (which includes net short-term capital gain), in which case such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each Common Shareholder sells its Common Shares. The amount of net investment company taxable income available for each quarterly distribution will vary depending on a number of factors, including dividends payable on any preferred stock of the Fund or other costs of financial leverage.

Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding preferred stock or other costs of financial leverage). Distributions may also include cash received as return of capital from the Fund’s portfolio investments or return of Common Shareholders’

capital. A “return of capital” represents a return of a stockholder’s original investment in Common Shares, and should not be confused with a dividend from earnings and profits. In addition, at least annually, the Fund intends to distribute any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over short-term capital loss). The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, in each case depending on market conditions. Unless a Common Shareholder elects otherwise, all distributions from the Fund will be automatically reinvested in additional Common Shares under the Fund’s automatic reinvestment and cash purchase plan. Common Shareholders who elect not to participate in the Fund’s automatic reinvestment and cash purchase plan will receive all distributions in cash. See “Automatic reinvestment and cash purchase plan.” During any period when there are any borrowings or shares of preferred stock outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares in certain circumstances. See “Description of Capital Structure.”

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

All Common Shareholders whose Common Shares are registered in his or her own name will automatically be a participant (“Participant”) in the Automatic Reinvestment and Cash Purchase Plan (the “Plan”) of the Fund. A Common Shareholder whose shares are registered in the name of a broker-dealer or other nominee (the “Nominee”) will be a Participant if (a) such a service is provided by the Nominee and (b) the Nominee makes such an election on behalf of the Common Shareholder to participate in the Plan. Computershare Trust Company N.A., with Computershare Inc. acting as service agent for Computershare Trust Company, N.A. (the “Plan Administrator”) will automatically reinvest all dividends declared on Common Shares held by Participants on the basis described below. You may elect not to participate in the Plan and to instead receive all dividends in cash by contacting Computershare at the address set forth below. Whenever the Fund declares a distribution payable in shares of common stock or cash, Participants will receive such distribution as follows, as determined on the payable date for such distribution:

Whenever the market price of the Fund’s Common Shares is equal to or exceeds net asset value per share, Participants will be issued shares of Common Shares valued at the greater of (i) the net asset value per share on the payable date or (ii) 95% of the market price on the payable date. Participants will receive any such distribution entirely in Common Shares, and the Plan Administrator shall automatically receive such Common Shares, including fractions, for all Participants’ accounts. If net asset value per share of the common stock at the time of valuation exceeds the market price of the common stock at such time, or if the Fund should declare a distribution payable only in cash, the Plan Administrator will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, for each Participant’s account. The purchase price per share will be equal to the weighted average price of all shares purchased, including commissions. If, following the commencement of such purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the shares of common stock, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. The Plan Administrator will apply all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the payable date of such distribution, but in no event later than 30 days after such date, except where necessary to comply with the applicable provisions of the federal securities law.

For all purposes of the Plan: (a) the market price of the Fund’s Common Shares on a particular date shall be the last sale price on the Exchange at the close of the trading day or, if there is no sale on the

Exchange on that date, then the mean between the closing bid and asked quotations for such Common Stock on the Exchange on such date and (b) net asset value per share of Common Shares on a particular date shall be as determined by or on behalf of the Fund.

Participants in the Plan may make additional cash payments of at least $100 per payment but not more than $3,000 per month for investment in the Fund. Such voluntary cash payments received by the Plan Administrator either by check, automatic monthly investment or by any other means the Plan Administrator accepts, will be applied by the Plan Administrator to purchase additional Common Shares on the open market on or about the investment date following the Plan Administrator’s receipt of the voluntary cash payment provided the Plan Administrator receives the cash payment at least 2 business days prior to such investment date. The investment date will be the 15th day of each month or the next business day if the 15th falls on a weekend or a holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the applicable Investment Date, including commissions. Participants have an unconditional right to obtain the return of any voluntary cash payments if the Administrator receives written notice at least 5 business days prior to the applicable investment date.

In the event that any cash payment is received or processed too late to be applied toward a purchase for the current month’s Investment Date, it will be held by the Plan Administrator and applied to a purchase for the next month’s Investment Date. Participants will not receive interest on voluntary cash payments held by the Administrator pending investment. All cash payments must be drawn against a United States bank and payable in United States funds. Cash, traveler’s checks, money orders and third party checks are not accepted.

The open market purchases provided for above may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Administrator shall determine.

The Plan Administrator will hold Common Shares acquired pursuant to the Plan in book-entry (non-certificated) form in the Plan Administrator’s name or that of its Nominee. The Plan Administrator will forward to each Participant any proxy solicitation material and will vote any Common Shares so held for each Participant only in accordance with the proxy returned by any such Participant to the Fund. Upon any Participant’s request, the Plan Administrator will deliver to him or her, without charge, a certificate or certificates for the full shares of Common Stock. Upon any Participant’s request, the Plan Administrator will sell a portion of his or her shares. Such sales will be processed as soon as practical (generally, within 5 business days) after the Plan Administrator receives the request. Shareholders may call 1-866-270-7598 to liquidate shares if the dollar value of a sale is expected to be $50,000 or less. If the dollar value is expected to exceed $50,000, the Participant must submit a written request to the Plan Administrator. This limitation is set to protect Participants’ accounts against unauthorized sales. In addition, the Plan Administrator has the right to decline to process a sale by telephone if it determines, in its sole discretion, that supporting legal documentation is required. If a Participant requests a sale within a 30 day period of an address change, a signed written request is required. The sale price per share will be equal to the weighted average price of all shares sold by the Plan Administrator on the applicable trading day, less brokerage commissions.

Any stock dividends or split shares distributed by the Fund on Common Shares held by the Plan Administrator for any Participant will be credited to such Participant’s account. In the event that the Fund makes available to Participants rights to purchase additional Common Shares, the number of rights will be based upon the Participant’s total holdings, including Common Shares held by the Administrator.

The Administrator’s service fee for investing distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

A shareholder wishing to terminate his or her participation may do so by notifying the Plan Administrator of such intent. Such termination will be processed as soon as practical (generally, within 5 business days) after receipt by the Plan Administrator provided such notice is received by the Plan Administrator not less than 7 business days prior to any distribution payment date. If such notice is received less than 7 business days prior to any distribution payment date, termination requests may not be processed until shares to be received from the reinvestment of distributions have been posted in such terminating shareholder’s account. In such case, all shares including the newly posted distribution reinvestment shares will then be sold or a certificate for the appropriate number of full shares issued, along with a check in payment for any fraction of a share, on the first trading day after such shares have been posted to such terminating shareholder’s account (generally, a few days after the payable date).

The Plan may be terminated by the Fund or the Plan Administrator with the Fund’s prior written consent, upon notice in writing mailed to each Participant. Upon any termination, the Plan Administrator will cause to be delivered to each Participant a certificate or certificates for the appropriate number of full Common Shares and a cash adjustment for any fractional share held for each such Participant under the Plan. If the Participant prefers, he or she may request to sell all shares held by the Plan Administrator in order to terminate participation in the Plan.

These terms and conditions may be amended or supplemented by the Fund or the Plan Administrator with the Fund’s prior written consent, at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice.

The Plan Administrator may use its affiliates and/or affiliates of the Fund’s investment adviser for all trading activity relative to the Plan on behalf of Plan Participants. Such affiliates will receive a commission in connection with such trading transactions.

All correspondence concerning the Plan should be directed to the Plan Administrator, Computershare, P.O. Box 43078, Providence, RI 02940-3078, or contact Shareholder Services at 1-866-270-7598.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares, and reflects provisions of the Code, existing Treasury regulations, judicial decisions, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

The Fund intends to make quarterly distributions of net investment income after payment of dividends on any outstanding preferred stock or interest on any outstanding borrowings. The Fund intends to distribute annually any net short-term capital gain (which are taxable as ordinary income) and any net capital gain. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Common Shares pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gains, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (currently at a maximum rate of 15%). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning on or before December 31, 2012. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken. We cannot assure you as to the portion of the Fund’s dividends that will be tax-advantaged.

A dividend paid by the Fund to a Common Shareholder will not be treated as qualified dividend income of the Common Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the fair market value amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently, 28%). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Common Shareholder may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Investors should consult their tax advisers regarding other federal, state, local or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund’s authorized capital stock consists of 600,000,000 shares of capital stock, all of which are shares of common stock, $0.001 par value per share. The Fund’s charter authorizes the Board of Directors to classify or reclassify any unissued capital stock into one or more additional or other classes or series, consistent with applicable law, with such rights, terms and preferences as determined by the Board of Directors, without the approval of the holders of Common Shares.

Common Stock

Holders of Common Shares will be entitled to dividends when, as and if declared by the Board of Directors. The 1940 Act or the terms of any borrowings or preferred stock may limit the payment of dividends to the holders of Common Shares. Each Common Share will be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund’s charter and applicable law (with no right of cumulation). There are no redemption, conversion or sinking fund provisions. Common Shares are not liable to further calls or to assessment by the Fund. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred stock, and upon receipt of such releases, indemnities and refunding agreements as the directors of the Fund deem necessary for their protection, the directors will distribute the remaining assets of the Fund among the holders of Common Shares, with each Common Share sharing equally in such distribution.

During any period when there are any borrowings or shares of preferred stock outstanding, the Fund will not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends on preferred stock or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (expected to equal the aggregate original purchase price of the outstanding preferred stock plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred stock from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred stock or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred stock in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred stock to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of Common Shares, if made, will require approval of the Board of Directors. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing holders of Common Shares or with the consent of the holders of a majority of the Fund’s outstanding Common Shares. Holders of Common Shares have no preemptive rights.

Preferred Stock

The Fund’s charter expressly grants authority to the Board of Directors to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions for each such series the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms and conditions of redemption.

Under the 1940 Act, the Fund must, immediately after the issuance of any preferred stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred stock.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred stock may entitle the holders of preferred stock to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, if the Fund issues preferred stock, holders of the preferred stock will be entitled to elect two of the Fund’s directors, voting as a class. Furthermore, if at any time dividends on the preferred stock are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred stock, voting as a class, will be allowed to elect a majority of the Fund’s directors until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the rating agency rating the preferred stock or if the Board of Directors determines it to be in the best interests of the holders of Common Shares, issuances of preferred stock may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred stock may be entitled to elect a majority of the Board of Directors in other circumstances, for example, if one payment on the preferred stock is in arrears.

In the event that the Fund determines to issue preferred stock, it may seek a AAA/Aaa credit rating for the preferred stock from a rating agency. In such an event, the Fund may determine that, as long as preferred stock is outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Although, as of the date hereof, the Fund does not currently intend to issue preferred stock, the Fund anticipates, based on previous guidelines established by such rating agencies for the securities of other issuers, that the guidelines with respect to any preferred stock it may issue would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, we cannot assure you as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of any preferred stock it may issue, the Fund currently anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred stock. We cannot assure you that the guidelines actually imposed with respect to the preferred stock by such rating agency would be more or less restrictive than those described in this Prospectus.

The Fund may issue preferred stock that provides for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred stock may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred stock may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred stock and the Fund’s leverage structure would result in a lower rate of return to holders of Common Shares than if the Fund were not so structured.

Borrowings

The Fund is authorized to borrow money on a secured or unsecured basis for any purpose of the Fund. Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments (which may include borrowings) in an amount that represents approximately 30% of its total assets (or approximately 43% of its net assets). However, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund also may use Leverage Instruments in amounts that represent less than 30% leverage.

Under the 1940 Act, the Fund, immediately after issuing senior securities representing indebtedness, must have an asset coverage of at least 300%. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any senior securities representing indebtedness issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise, or to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for any debt securities issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal.

Credit Facility

As one form of borrowing, the Fund may enter into a credit facility with one or more commercial banks. Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund; outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. We cannot assure you that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred stock or debt securities or by the use of credit default swap contracts and the use of other derivative instruments and reverse repurchase agreements.

Repurchase of Stock and Other Discount Measures

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of Common Shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders do not have the right to redeem their Common Shares, the Board of Directors, in consultation with DPIM and VP Distributors, may take action to repurchase Common Shares in the open market or make tender offers for Common Shares. Such actions may have the effect of reducing any market discount from net asset value. In deciding whether to take such actions, the Board of Directors will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions as may have a material effect on the Fund’s ability to consummate such transactions.

The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of the Fund’s common stock, trading volume of Common Shares, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. If a tender offer is made, notice will be provided to Common Shareholders describing the terms of the tender offer, which will contain information that Common Shareholders should consider in deciding whether or not to participate in the tender offer and will provide detailed instructions on how to tender shares. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. We cannot assure you that the Board of Directors will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price that is equal to or approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Common Shares, you should be aware that the acquisition of Common Shares by the Fund would decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the Common Shares are traded.

Anti-Takeover Provisions in the Charter

The Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Directors is divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class will expire. This means that you will not have an opportunity to vote in the election of certain classes of directors until the Fund’s second or third annual meeting. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause, and then only by the affirmative vote of the holders of at least 75% of the shares of stock entitled to be cast for the election of such director. For the purpose of this provision, “cause” means conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Fund through bad faith or active and deliberate dishonesty.

The Fund’s charter requires the favorable vote of 75% of the entire Board of Directors and the favorable vote of the holders of at least 75% of the Common Shares and shares of preferred stock (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

•	a “Business Combination,” which includes the following:

•	a merger, consolidation or statutory share exchange of the Fund with another corporation,

•

an issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business, or

•

a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

•	the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or

•

unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those as to which stockholder approval is required under federal or Maryland law) if they are approved by a vote of 75% of the Continuing Directors (as defined below). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast thereon by stockholders of the Fund will be required. In addition, if the Fund has any preferred stock outstanding, the holders of a majority of the outstanding shares of the preferred stock, voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the preferred stock, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s inception, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by DPIM or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s charter requires the favorable vote of 75% of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

•	the election and removal of officers;

•

the nomination of candidates to the Board of Directors (including the election of directors to fill vacancies on the Board of Directors resulting from the increase in size of the Board of Directors or the death, resignation or removal of a director, in which case the affirmative vote of 75% of the remaining directors in office shall be required);

•	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

•	amendments to the Fund’s bylaws (which may only be effected by the Board of Directors, not the stockholders);

•	charter amendments and any other action requiring stockholder approval; and

•	entering into, terminating or amending an investment advisory agreement.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the stockholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the charter on file with the SEC for the full text of these provisions. See also “Conversion to Open-End Fund.”

Anti-Takeover Provisions in the Bylaws

The Fund’s bylaws establish advance notice procedures for stockholder proposals to be brought before an annual meeting of stockholders, and for proposed nominations of candidates for election to the Board of Directors at an annual or special meeting of stockholders. Generally, such notices must be received by the Secretary of the Fund, in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and, in the case of a special meeting, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting was made, whichever first occurs. In addition, the Fund’s bylaws provide that special meetings may only be called at the request of stockholders upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. This is higher than the minimum requirement under Maryland law, which is 25% of all the votes entitled to be cast at the meeting. Reference should be made to the bylaws on file with the SEC for the detailed requirements of these advance notice procedures.

Anti-Takeover Provisions of Maryland Law

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the MBCA by a resolution of its board of directors. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested stockholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Maryland Control Share Acquisition Act

The provisions of the Maryland Control Share Acquisition Act (the “MCSAA”) do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the MCSAA by a resolution of its board of directors. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, would be subject to the 1940 Act limitations discussed below and would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

Section 18(i) of the 1940 Act provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock.” Therefore, the Fund is prevented by the 1940 Act from issuing a class of shares with voting rights that vary within that class. There are currently different views on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. In a November 15, 2010 letter, the staff of the SEC’s Division of Investment Management expressed the view that, based on the wording of, and purposes underlying, the 1940 Act generally, and Section 18(i) specifically, a closed-end fund, by opting in to the MCSAA, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. In light of the foregoing, the Fund will not elect to be subject to the MCSAA in the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect.

Additionally, if the Fund elected to be subject to the MCSAA, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the Fund.

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of stockholders.

A corporation may also adopt a charter provision or resolution of the board of directors that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

The Subtitle 8 elections are not currently relevant to the Fund, because provisions in the Fund’s charter and bylaws unrelated to Subtitle 8 already make the Fund subject to each of the five provisions set forth above, with the modification that the charter requires a 75% vote rather than a two-thirds vote for the removal of directors.

Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved in accordance with the 1940 Act and the requirements of the Fund’s charter, discussed above. See “Anti-Takeover Provisions in the Charter.” The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred stock and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board of Directors believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and investment strategies. Investors should assume, therefore, that it is unlikely that the Board of Directors would vote to convert the Fund to an open-end management investment company. Stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITING

Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Ameriprise Financial Services, Inc. are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name:

Underwriters	Number of Common Shares
Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
UBS Securities LLC
Ameriprise Financial Services, Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Wedbush Securities Inc.
Wunderlich Securities, Inc.

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $             per share. The sales load the investors in the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before             , 2011. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

DPIM (and not the Fund) has agreed to pay to each of Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Ameriprise Financial Services, Inc. and Raymond James & Associates, Inc. from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $            , $            , $            , $             and $             , respectively. If the over-allotment option is not exercised, the structuring fee paid to Wells Fargo Securities, LLC, Citigroup Capital Markets Inc., Morgan Stanley & Co. LLC, Ameriprise Financial Services, Inc. and Raymond James & Associates, Inc. will not exceed        %,         %,         %,         % and         %, respectively, of the total public offering price.

DPIM (and not the Fund) has agreed to pay to UBS Securities LLC, from its own assets, a structuring fee for certain financial advisory services in assisting DPIM in structuring and organizing the Fund in the

amount of $                . If the over-allotment option is not exercised, the structuring fee paid to UBS Securities LLC will not exceed         % of the total public offering price.

DPIM (and not the Fund) may pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering.

The total amount of the underwriters’ additional compensation payments by DPIM described above will not exceed 4.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than 9.0% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to              additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

Certain directors of the Fund intend to purchase Common Shares at the public offering price. The Fund, DPIM and such directors have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Ameriprise Financial Services, Inc., on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue Common Shares pursuant to the Fund’s Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “DPG.”

The following table shows the sales load that investors in the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

The Fund and DPIM have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wells Fargo Securities, LLC, on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for DPIM and its affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Shares, Virtus Partners, Inc., the parent company of DPIM, purchased shares of common stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, NY 10036. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Ameriprise Financial Services, Inc. is 707 2nd Avenue South, Minneapolis, Minnesota 55402.

CUSTODIAN

The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A., located at P.O. Box 43078, Providence, RI 02940-3078, serves as the Fund’s dividend paying agent, transfer agent and registrar.

LEGAL MATTERS

The validity of the Common Shares under Maryland law will be passed upon by DLA Piper LLP (US), Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the Fund by Mayer Brown LLP, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Mayer Brown LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of DLA Piper LLP (US).

REPORTS TO SHAREHOLDERS

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP are the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by contacting Shareholder Services at (866) 270-7598.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                 Shares

Duff & Phelps Global Utility Income Fund Inc.

Common Shares

$20.00 per Share

PROSPECTUS

            , 2011

Wells Fargo Securities

Citi

Morgan Stanley

UBS Investment Bank

Ameriprise Financial Services, Inc.

Raymond James

RBC Capital Markets

BB&T Capital Markets

J.J.B. Hilliard, W.L. Lyons, LLC

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

Wedbush Securities Inc.

Wunderlich Securities

Until             , 2011 (25 days after the date of this Prospectus), all dealers that buy, sell or trade shares of the Fund’s common stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUBJECT TO COMPLETION, DATED JULY 25, 2011

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

STATEMENT OF ADDITIONAL INFORMATION

                , 2011

Duff & Phelps Global Utility Income Fund Inc.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(312) 368-5510

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Duff & Phelps Global Utility Income Fund Inc., subject to completion, dated July 25, 2011, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by contacting Shareholder Services at (866) 270-7598.

This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

1

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

2

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the prospectus. Additional investment strategies in which the Fund may be engaged, whether as a primary or secondary strategy, and a summary of certain attendant risks, are described below. Certain investment strategies described in the prospectus are also described below in additional detail. DPIM may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Equity Investments

The Fund invests primarily in dividend-paying common stocks and preferred stocks, common units of MLPs, warrants and other securities and instruments.

Derivative Instruments

Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the United States or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter (“OTC”) derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. We cannot assure you that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if DPIM determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if DPIM intends to acquire the security. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

3

Corporate Bonds and Other Debt Securities

The Fund may invest in corporate bonds including below investment grade quality (e.g., rated below BBB by S&P or below Baa by Moody’s, or unrated securities that DPIM considers to be their equivalent), commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. DPIM seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on DPIM’s research and analysis when investing in Non-Investment Grade Bonds. DPIM seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P and Moody’s is set forth in Appendix A to this SAI. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. DPIM does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or DPIM downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, DPIM may consider such factors as DPIM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

4

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Real Estate Investment Trusts

The Fund may invest in companies that are treated as real estate investment trusts for federal income tax purposes (“REITs”). REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividends.

Temporary Investments

The Fund will invest temporarily in cash, money market funds or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Lending of Portfolio Securities

In order to generate additional income, the Fund may from time to time lend securities from its portfolio, with a value not in excess of 33 1/3% of its total assets, to brokers, dealers and financial institutions such as banks and trust companies for which it will receive collateral in cash, United States Government securities or an irrevocable letter of credit that will be maintained in an amount equal to at least 100% of the current market value of the loaned securities.

Foreign Securities

Under normal market conditions, the Fund expects to invest in issuers located in at least three different countries, including the United States. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding

5

foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-though voting or other shareholder rights, and they may be less liquid.

Investment Techniques

The Fund may from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, are hedges against or substitutes for investments in equity investments. Other techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code.

Hedging Strategy

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described below (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options on swaps (“swaptions”) and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase

6

agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the SEC involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in DPIM’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments will be subject to DPIM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and we cannot assure you that DPIM’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Short Sales

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within 30 days of the end of the Fund’s taxable year and the underlying appreciated securities position is held unhedged for at least the next 60 days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, DPIM is under no obligation to utilize short sales at all.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible into or exchangeable for the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

7

Similarly, the SEC currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit liquid securities with a value at least equal to the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on a national securities exchange, are traded over the counter or are listed on a foreign securities exchange, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. We cannot assure you that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. Similarly, because foreign security exchanges are not as liquid as U.S. exchanges, it may be more difficult for the Fund to terminate option positions that are listed solely on a foreign securities exchange.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

8

Options on Stock Indices

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of DPIM to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. We cannot assure you that DPIM’s judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the SEC.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. DPIM has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (the “CEA”) and, therefore, DPIM is not subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Under regulations of the SEC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described below for covered options on securities in order to counter the impact of any potential leveraging.

9

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to DPIM’s ability to predict correctly changes in interest rate relationships or other factors. We cannot assure you that DPIM’s judgment in this respect will be correct.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount.

From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in

10

value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified fixed rate yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, DPIM expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk

11

associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller.

Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

Interest Rate Swaps, Swaptions and Credit Derivatives

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines imposed in connection with any future issuance of preferred stock by the Fund, it is expected that the Fund will be authorized to enter into swaptions and to purchase credit default swaps without limitation but will be subject to limitations on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time, and it is expected that those relating to interest rate swaps, swaptions, and credit derivatives would be able to be revised by the Board of Directors, without a shareholder vote, so long as the relevant rating agency has given written notice that such revisions would not adversely affect the rating of the Fund’s preferred stock then in effect.

The Board of Directors has currently limited the Fund’s use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that is (a) on a list approved by the Board of Directors, (b) with capital of at least $100 million and (c) which is rated investment grade by both S&P and Moody’s. These criteria can be modified by the Board of Directors at any time in its discretion.

The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives sold by the Fund will not exceed 33 1/3% of the Fund’s total assets.

DPIM expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

If DPIM determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is a party. Interest

12

rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker- dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Directors, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with DPIM’s valuation models.

The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange-traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to DPIM’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. We cannot assure you that DPIM’s judgment in this respect will be correct.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when DPIM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if DPIM determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign

13

currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund:

(1) Will concentrate its investments in dividend-paying equity securities of companies in the utility industry;

(2) May not borrow money, except as permitted by (a) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (b) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) May not issue senior securities, as defined in the 1940 Act, other than (a) preferred stock which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) borrowings permitted by investment restriction (2) above;

(4) May not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); provided that the purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(5) May not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

(6) May not make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

(7) May not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

(8) May not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; provided that physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act currently permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets for any

14

purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

The Fund has adopted the following non-fundamental investment policies which may be changed by the Board of Directors without approval of the Fund’s shareholders:

(1) Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend-paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy. These sectors are defined as follows:

•

The electric sector of the utility industry, which we sometimes refer to simply as the electric sector, consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.

•

The gas sector of the utility industry, which we sometimes refer to simply as the gas sector, consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.

•	The water sector of the utility industry, which we sometimes refer to simply as the water sector, consists of companies involved to a significant extent in the distribution or sale of water.

•

The telecommunications sector of the utility industry, which we sometimes refer to simply as the telecommunications sector, consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).

•

The midstream energy sector of the utility industry, which we sometimes refer to as the midstream energy sector, consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

A company will be deemed to be involved to a significant extent in a sector if at least 50% of its assets, gross income or profits are committed to or derived from the activities described as pertaining to that sector.

(2) Under normal market conditions, the Fund will invest no more than 60% of its total assets in any one of the following five categories: (a) the electric sector, (b) the gas sector, (c) the water sector, (d) the telecommunications sector or (e) the midstream energy sector.

(3) No more than 20% of the Fund’s total assets will be invested in securities of midstream energy companies that are not regulated by a governmental agency. A company will be deemed to be regulated by a governmental agency if at least 50% of its assets, gross income or profits are committed to or derived from activities that are regulated by an agency or instrumentality of the federal government or a state or local government.

(4) Under normal circumstances, the Fund will invest no more than 10% of its total assets in securities of any single issuer.

(5) Under normal market conditions, the Fund will invest at least 80% of its total assets in issuers located in at least three countries, including the United States and will invest no less than 40% of its total assets and no more than 75% of its total assets in issuers located outside the United States. For purposes of

15

the foregoing policy, an issuer will be deemed to be located in the United States if (a) it is organized in the United States, or (b) it is organized elsewhere but headquartered in the United States.

(6) Under normal market conditions, no more than 15% of the Fund’s total assets will be invested in issuers located in “emerging market” countries. For purposes of the foregoing policy, an issuer will be deemed to be located in an emerging market country if it is domiciled in a country not included in the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

(7) The Fund may invest up to 25% of its total assets in MLPs.

(8) The Fund may invest an aggregate of up to 20% of its total assets in (a) equity securities of companies outside of the sectors in which the Fund concentrates, (b) securities of electric, gas, water and midstream energy companies with market capitalization of less than $500 million, and securities of telecommunications companies with market capitalization of less than $1 billion, (c) debt obligations of companies in any industry or sector, (d) money market securities and money market mutual funds and (e) derivative instruments related to companies in any industry or sector.

(9) The Fund may invest up to 15% of its total assets in securities of below investment grade quality.

(10) The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

(11) The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder.

With respect to the non-fundamental policy set forth in (1) above that under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry, although that policy may be changed by the Board of Directors without shareholder approval, Common Shareholders will receive at least 60 days prior notice of any change in that policy.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by DPIM if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

16

DIRECTORS AND OFFICERS

The Board of Directors of the Fund is responsible for the overall management and supervision of the affairs of the Fund. The Fund currently has ten directors.

Under the Fund’s charter, the Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class will expire in 2012; terms of the second and third classes will expire in 2013 and 2014, respectively. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

•	The Fund’s Class I directors will be Stewart E. Conner, Nancy Lampton, Eileen A. Moran and David J. Vitale and their term will expire at the annual meeting of stockholders to be held in 2012.

•	The Fund’s Class II directors will be Robert J. Genetski, Philip R. McLoughlin, and Nathan I. Partain and their term will expire at the annual meeting of stockholders to be held in 2013.

•	The Fund’s Class III directors will be Geraldine M. McNamara, Christian H. Poindexter, and Carl F. Pollard and their term will expire at the annual meeting of stockholders to be held in 2014.

The following table includes information regarding the Fund’s directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. All of the Fund’s directors currently serve on the board of directors of three other registered closed-end investment companies that are advised by DPIM: DNP Select Income Fund Inc. (“DNP”), DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”). None of the Fund’s independent directors or any of their immediate family members, has ever been a director, officer or employee of DPIM or its affiliates.

Interested Directors and Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past 5 Years
Philip R. McLoughlin(2) Age 64	Director	Term expires in 2013. Has served since May 2011.	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010; Private investor 2004-2006; Consultant to Phoenix Investment Partners, Ltd. (“PXP”), 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. (“Phoenix”) 2000-2002	56	Chairman of the Board, The World Trust Fund (closed-end fund); Director of Argo Group International Holdings, Inc. (insurance holding company formerly known as PXRE Group Ltd.) 1999-2009

	Mr. McLoughlin was selected to serve on the Board because of his understanding of asset management and mutual fund operations and strategy gained from his experience as CEO of an asset management company and chief investment officer of an insurance company.

17

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past 5 Years
Nathan I. Partain, CFA(3) Age 54	Director, President and Chief Executive Officer	Term expires in 2013. Has served since March 2011.	President and Chief Investment Officer of DPIM since 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since 1998; Executive Vice President 1998-2001); President and Chief Executive Officer of DTF and DUC since 2004.	4	Director, Otter Tail Corporation (manages diversified investments in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors).

	Mr. Partain was selected to serve on the Board because of his significant knowledge of the Fund’s operations as CEO of the Fund and President of DPIM, and because of his experience serving as a director of another public utility company and chair of its audit committee.

Christian H. Poindexter(2) Age 72	Director	Term expires in 2014. Has served since May 2011.	Retired Executive, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000); Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)	4	Director, The Baltimore Life Insurance Company

	Mr. Poindexter was selected to serve on the Board because of his knowledge about the public utility industry, his experience of overseeing investment management and his experience with corporate governance, financial and accounting matters and evaluating financial results and overseeing the operations and the financial reporting process of a large public company.

18

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past 5 Years
David J. Vitale(2) Age 65	Director and Chairman of the Board(4)	Term expires in 2012. Has served since May 2011.	Chairman of the Board of DNP, DTF and DUC since May 2009; Executive Chairman, Urban Partnership Bank since August 2010; Private investor January 2009-August 2010; Senior Advisor to the CEO, Chicago Public Schools, April 2007-December 2008 (Chief Administrative Officer, April 2003-April 2007; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	4	Director, UAL Corporation (airline holding company), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

	Mr. Vitale was selected to serve on the Board because of his extensive experience as an executive in both the private and public sector, his experience serving as a director of other public companies and his knowledge of financial matters, capital markets, investment management and the utilities industry.

Deborah A. Jansen, CFA Age 55	Chief Investment Officer	Has served since March 2011.	Senior Vice President of DPIM since 2001.	N/A	N/A

19

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past 5 Years
Alan M. Meder, CFA, CPA Age 51	Treasurer, Assistant Secretary	Has served since March 2011.	Senior Vice President of DPIM since 1994 (Chief Risk Officer since 2001); Treasurer of DTF and DUC since 2000 (Principal Financial and Accounting Officer and Assistant Secretary since 2002); Treasurer and Principal Financial and Accounting Officer of DNP since 2011 (Assistant Secretary since 2010; Assistant Treasurer 2010-2011); Member of Board of Governors of CFA Institute since 2008 (Chair of Audit Committee since 2010); Financial Accounting Standards Advisory Council Member since 2011.	N/A	N/A

T. Brooks Beittel, CFA Age 62	Secretary	Has served since March 2011.	Executive Vice President and Assistant Chief Investment Officer of DPIM since 2008 (Senior Vice President 1993-2008, Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995; and Secretary of DTF and DUC since 2005.	N/A	N/A

Joyce B. Riegel Age 56	Chief Compliance Officer	Has served since March 2011.	Senior Vice President and Chief Compliance Officer of DPIM since 2004 (Vice President and Chief Compliance Officer 2002-2004); Chief Compliance Officer of DNP since 2004; Chief Compliance Officer of DTF and DUC since 2003; and Vice President and Chief Compliance Officer of Stein Roe Investment Counsel LLC (2001-2002).	N/A	N/A

20

Independent Directors

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past 5 Years
Stewart E. Conner Age 69	Director	Term expires in 2012. Has served since May 2011.	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	4

	Mr. Conner was selected to serve on the Board because of his legal experience, his leadership skills gained from serving as managing partner and chairman of a large law firm and his experience in working with public companies and boards of directors of public companies.

Robert J. Genetski Age 68	Director	Term expires in 2013. Has served since May 2011.	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank	4	Director, Midwest Banc Holdings, Inc. 2005-2010

	Dr. Genetski was selected to serve on the Board because of his academic and professional qualifications as an economist and a writer and speaker on economic topics and his experience in overseeing investment research and asset management operations.

Nancy Lampton Age 68	Director and Vice Chairman of the Board	Term expires in 2012. Has served since May 2011.	Vice Chairman of the Board of DNP since February 2006, Vice Chairman of the Board of DTF and DUC since May 2007; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, CanAlaska Uranium Ltd.

	Ms. Lampton was selected to serve on the Board because of her knowledge of asset management gained from serving as CEO of an insurance company, her experience serving as a director of a public company in the electric and natural gas utility industry and her specialized knowledge of issues relating to nuclear power.

21

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past 5 Years

Geraldine M. McNamara Age 60	Director	Term expires in 2014. Has served since May 2011.	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	48

	Ms. McNamara was selected to serve on the Board because her experience of advising individuals on their personal financial management has given her an enhanced understanding of the goals and expectations that individual investors bring to the Fund.

Eileen A. Moran Age 56	Director	Term expires in 2012. Has served since May 2011.	Private investor since April 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-April 2011	4

	Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which are invested in the electric and natural gas utility industry.
Carl F. Pollard Age 73	Director	Term expires in 2014. Has served since May 2011.	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001-June 2011 (Director 1985-June 2011)

	Mr. Pollard was selected to serve on the Board because of his extensive experience with financial and accounting matters, evaluating financial results and overseeing the operations and the financial reporting process of a large public company.

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five year.
(1)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

22

(2)	Until completion of the Fund’s initial public offering, (a) Mr. McLoughlin is an interested person of the Fund because he owns stock in Citigroup Inc., the publicly-traded parent company of Citigroup Global Markets Inc., a principal underwriter of the offering, and (b) Mr. Poindexter and Mr. Vitale are interested persons of the Fund because they own stock in Wells Fargo & Company, the publicly-traded parent company of Wells Fargo Securities, LLC, a principal underwriter of the offering. Upon the completion of the initial public offering, each of the foregoing individuals will be an independent director.
(3)	Mr. Partain is an interested person of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of DPIM.
(4)	On June 14, 2011, Mr. Vitale recused himself from performing the duties of Chairman of the Board. Until the completion of the Fund’s initial public offering, the duties of Chairman of the Board are being performed by Nancy Lampton as Vice Chairperson of the Board. Mr. Vitale will resume performing the Chairman’s duties upon the completion of the initial public offering.

The Audit Committee of the Board of Directors (“Audit Committee”) is comprised of Robert J. Genetski, Philip R. McLoughlin (financial expert) and Carl F. Pollard (chairman and financial expert). The Audit Committee’s functions include making recommendations to the directors regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

The Nominating and Governance Committee of the Board of Directors (“Nominating and Governance Committee”) is comprised of Nancy Lampton, Geraldine M. McNamara and Christian H. Poindexter (chairman). The Nominating and Governance Committee selects nominees for election as directors, recommends individuals to be appointed by the board as Fund officers and members of board committees and makes recommendations regarding other Fund governance and board administration matters. In identifying potential director nominees, the Nominating and Governance Committee considers candidates recommended by one or more of the following sources: the Fund’s current directors, the Fund’s officers, the Fund’s shareholders and any other source the committee deems appropriate. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. In evaluating potential director nominees, including nominees recommended by shareholders, the Nominating and Governance Committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee.

The Contracts Committee of the Board of Directors (“Contracts Committee”) is comprised of Stewart E. Conner, Eileen A. Moran (chairperson) and David J. Vitale. The Contracts Committee makes recommendations regarding the Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

The Executive Committee of the Board of Directors (“Executive Committee”) is comprised of Nancy Lampton, Eileen A. Moran, Carl F. Pollard and David J. Vitale (chairman). The Executive Committee has authority, with certain exceptions, to exercise the powers of the board between board meetings.

Board Leadership Structure. The Board of Directors believes that the most appropriate leadership structure for the Fund is for the Chairman of the board to be an independent director, in order to provide strong, independent oversight of the Fund’s management and affairs, including the Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Fund will generally be a member of the board, he or she will not normally be eligible to serve as Chairman of the board. The independent Chairman of the board presides at meetings of the shareholders, meetings of the board and meetings of independent directors. In addition, the independent Chairman of the board takes part in the meetings and deliberations of all committees of the board, facilitates communication among directors and communication between the board and Fund management and is available for consultation with Fund management between board meetings. See footnote (4) on this page.

23

Risk Oversight. The Audit Committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages the Fund’s major financial risk exposures. The Contracts Committee charter provides that in assessing whether the Fund’s Advisory Agreement and Administration Agreement should be continued, the Contracts Committee is to give careful consideration to the risk oversight policies of DPIM and VP Distributors, respectively. In addition, the Audit Committee and the full board receive periodic reports on enterprise risk management from the chief risk officer of DPIM.

The independent directors meet separately to consider, evaluate and make recommendations to the full Board of Directors concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which DPIM or its affiliates has any actual or potential conflict of interest with the Fund.

As of the date of this SAI, the Audit Committee, Nominating and Governance Committee, and Executive Committee had each held one meeting, and the Contracts Committee and non-interested members of the Board of Directors had each held two meetings.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be included in the Fund’s first Semi-Annual Report to Shareholders for the period ending.

Share Ownership

Set forth in the table below is the dollar range of equity securities owned by each director as of December 31, 2010, in the Fund and in the family of investment companies consisting of DNP, DTF, DUC and the Fund, based on information provided to the Fund or furnished by such investment companies’ service providers:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Stewart E. Conner	None	$50,001–$100,000
Robert J. Genetski	None	Over $100,000
Nancy Lampton	None	Over $100,000
Philip R. McLoughlin	None	$10,001–50,000
Geraldine M. McNamara	None	$50,001–$100,000
Eileen A. Moran	None	Over $100,000
Nathan I. Partain	None	Over $100,000
Christian H. Poindexter	None	Over $100,000
Carl F. Pollard	None	Over $100,000
David J. Vitale	None	$10,001–$50,000

Compensation of Officers and Directors

Because each director of the Fund also serves as a director of DNP, DTF and DUC, directors who are not affiliated with DPIM receive a single set of fees as remuneration for their service to all four funds: (i) each director who is not affiliated with DPIM receives a retainer fee of $55,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year; (iv) each director who is not affiliated with DPIM who attends a Board meeting in person receives a fee of $5,000 for such attendance (for no more than four meetings per year); (v) each committee member who attends a committee meeting in person receives a fee of $3,500 for such attendance (for no more than two meetings per year); and (vi) each director who attends the Fund’s annual education program in person receives a fee of $2,000 for such

24

attendance (for no more than one such program per year). Directors and officers affiliated with DPIM receive no compensation from the Fund for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Fund, DPIM or VP Distributors are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Fund does not have a pension or retirement plan applicable to its directors or officers.

The following table sets forth certain information regarding the estimated compensation of the Fund’s directors that are not affiliated with DPIM for the fiscal year ending October 31, 2011.

Name of Director	Aggregate Compensation from the Fund(1)	Aggregate Compensation From the Fund and Fund Complex Paid to Directors(2)
Stewart E. Conner	$3,200	$80,500
Robert J. Genetski	$3,200	$80,500
Nancy Lampton	$3,200	$80,500
Philip R. McLoughlin	$3,200	$402,826
Geraldine M. McNamara	$3,200	$230,500
Eileen A. Moran	$3,500	$88,500
Christian H. Poindexter	$3,500	$88,500
Carl F. Pollard	$3,500	$88,500
David J. Vitale	$5,000	$127,500

(1)	Information is provided based on (a) actual compensation paid from May 11, 2011, the date each of the above Directors was appointed as a Director of the Fund, through the date of this Statement of Additional Information, and (b) estimates of compensation expected to be paid to the above Directors from the date of this Statement of Additional Information through October 31, 2011, the fiscal year end of the Fund.

(2)	Information is provided based on aggregate compensation from the Fund, as described in footnote 1, and compensation from the fund complex paid, and estimated to be paid, over the period from November 1, 2010 through October 31, 2011, the fiscal year end of the Fund.

Proxy Voting Policies

The Fund has adopted proxy voting policies and procedures. The following is a summary description of those policies and procedures, the full text of which is available on the Fund’s website at www.DPGfund.com.

Subject to the right of the Board of Directors to give DPIM written instructions as to the voting or non-voting of proxies on any matter presenting an actual or perceived conflict of interest as described below, the Fund has delegated the voting of proxies with respect to securities owned by it to DPIM. DPIM may delegate its proxy voting responsibilities to a proxy committee established from time to time by DPIM and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund, subject in each case to compliance with these policies and procedures.

It is the intention of the Fund to exercise stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its delegate(s) endeavors to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.

DPIM will generally vote in favor of management recommendations on routine matters. DPIM will analyze and vote on non-routine matters, including the adoption of anti-takeover measures, proxy contests for control, contested elections of directors, corporate governance matters and executive compensation matters, on a

25

case-by-case basis, taking into account factors appropriate to each such matter. DPIM will generally vote against shareholder proposals on social issues, except where DPIM determines that a different position would be in the clear economic interests of the Fund and its shareholders. DPIM may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In exercising its voting discretion, DPIM will seek to avoid any actual or perceived conflicts of interest between the interests of Fund shareholders, on the one hand, and those of DPIM or any affiliated person of the Fund or DPIM, on the other hand. DPIM will notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists, indicating how DPIM proposes to vote on the matter and its reasons for doing so. The Board of Directors may decide to (i) vote pursuant to the recommendation of the delegate, (ii) abstain from voting or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services. DPIM may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (866) 270-7598, or on the Fund’s website at www.DPGfund.com; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

Each of the Fund and DPIM has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The codes impose significant restrictions on the ability of personnel subject to the codes to engage in personal securities transactions. Among other things, the codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Fund unless the proposed purchases are approved in advance by DPIM’s compliance officer. The codes also contain certain reporting requirements and compliance procedures. The codes can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes are also available at the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the codes may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The SEC file number for documents filed by the Fund under the 1940 Act is 811-22533.

INVESTMENT ADVISORY AND OTHER SERVICES

Duff & Phelps Investment Management Co. (“DPIM”) serves as the Fund’s investment adviser under an investment advisory agreement (the “Advisory Agreement”) dated July 25, 2011. DPIM is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), an independent, publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus provides investment management products and services to individuals and institutions through affiliated managers and select unaffiliated subadvisers, each with distinct investment style, autonomous investment process and individual brand. Virtus was a subsidiary of The Phoenix Companies, Inc. (“Phoenix”) until December 31, 2008, when it was spun-off by Phoenix to its shareholders. The address of DPIM is 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

DPIM (together with its predecessor) has been in the investment advisory business for more than 75 years and, as of March 31, 2011, had more than $7.4 billion in client accounts under discretionary management. DPIM acts as investment adviser to three other closed-end investment companies registered under the 1940 Act and is sub-adviser to five open-end investment companies under the 1940 Act.

26

Under the terms of the Advisory Agreement, DPIM will furnish investment supervision to the Fund and will be responsible for the management of the Fund’s portfolio, subject to the overall control of the Board of Directors of the Fund. DPIM will furnish, at its own expense, office space, equipment and personnel to the Fund in connection with the performance of its investment management responsibilities, and will pay all other expenses incurred by it in connection with managing the assets of the Fund not payable by the Fund’s administrator pursuant to the administration agreement. The Advisory Agreement also includes the conditions under which the Fund may use any name derived from or similar to “Duff & Phelps.” For the services provided under the Advisory Agreement, the Fund will pay DPIM a monthly fee at an annual rate of 1.00% of the Average Weekly Managed Assets of the Fund (as defined below), which fee will be payable with respect to each month on the third business day of the next month. For any period less than a month during which the Advisory Agreement is in effect, the fee will be prorated according to the proportion which such period bears to the actual number of days in such month. Upon termination of the Advisory Agreement before the end of a month, the fee for such part of that month will be pro-rated according to the proportion that such period bears to the full monthly period. For purposes of the fee calculation, the term “Managed Assets of the Fund” on any day is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage), calculated as of 5:00 p.m. Eastern time on such day or as of such other time or times as the Board of Directors may determine in accordance with the provisions of applicable law and of the charter and bylaws of the Fund and with resolutions of the Board of Directors as from time to time in force. The term “Average Weekly Managed Assets of the Fund” is defined, for any weekly period, as the arithmetic mean of (A) the Managed Assets of the Fund on the last business day of the week and (B) the Managed Assets of the Fund on the last business day of the prior week, where a “business day” is any day on which the New York Stock Exchange is open for trading. See “Summary of Fund Expenses” in the prospectus.

Except for the expenses borne by DPIM and the administrator (as described below) pursuant to their respective agreements with the Fund, the Fund will pay all expenses incurred in its operations, including, among other things, administrator and fund accounting agent fees, charges of custodians, transfer agents, registrars, dividend disbursing agents, dividend reinvestment agents, redemption agents, remarketing agents and foreign tax agents; expenses for legal counsel and of independent auditors; costs of pricing services for valuation and fair value; compensation and fees of non-interested directors, and costs associated with setting up electronic access to board and committee meeting materials for such directors; expenses to prepare, print and mail board and committee meeting materials; SEC registration fees, filing fees and expenses; costs of printing and distributing notices and reports to shareholders, proxy solicitations, prospectuses and registration statements, and stock certificates; annual meeting costs; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; costs of listing the Fund’s shares on the New York Stock Exchange or other exchange; insurance; interest on obligations incurred by the Fund and all dividends on preferred stock, if any; costs of conducting repurchase offers for the purpose of repurchasing shares of the Fund; fees, dues and expenses incurred by the Fund in connection with membership in any trade association; litigation; and other miscellaneous, extraordinary or non-recurring expenses.

The Fund is also a party to a service agreement dated July 25, 2011 (the “Service Agreement”) with DPIM and Virtus. Under the terms of the Service Agreement, Virtus will make available to DPIM the services of its employees and various facilities to enable DPIM to perform certain of its obligations to the Fund. However, the obligation of performance under the Advisory Agreement is solely that of DPIM, for Virtus will assume no responsibility, except as described in the preceding sentence. DPIM will reimburse Virtus for any costs, direct or indirect, that are fairly attributable to the services performed and the facilities provided by Virtus under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

The Advisory Agreement and the Service Agreement both provide that DPIM shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of DPIM or Virtus, as the case may be, in connection with the respective agreements except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the Advisory Agreement.

27

The Advisory Agreement, with an initial term ending April 30, 2013, may be terminated without penalty on 60 days’ written notice by any party thereto or by a vote of the shareholders of the Fund and would terminate automatically if it were assigned by any party. If the Advisory Agreement were terminated, shareholder approval would be required to enter into a new agreement. The Service Agreement, with an initial term ending April 30, 2013, may be terminated without penalty on 60 days’ written notice by any party thereto and would terminate automatically if it were assigned by any party unless a majority of the Board of Directors, including a majority of the directors who are not interested persons of the Fund or Virtus, approves continuation of the Service Agreement.

DPIM will compensate all directors and officers of the Fund who are members of the DPIM organization and who render investment services to the Fund, and will also compensate all other DPIM personnel who provide research and investment services to the Fund.

Administrative Services

The Fund’s administrator is VP Distributors, Inc. (“VP Distributors”), 100 Pearl Street, Hartford, Connecticut 06103. VP Distributors is an indirect, wholly-owned subsidiary of Virtus and an affiliated person of DPIM. Under the terms of an administration agreement (the “Administration Agreement”), dated July 25, 2011, with an initial term of two years, VP Distributors arranges for the calculation of the net asset value of the Common Shares and provides administrative services required in connection with the operation of the Fund not required to be provided by DPIM under the Advisory Agreement, as well as providing the necessary office facilities, equipment and personnel to perform such services.

The Administration Agreement provides that VP Distributors shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of VP Distributors in connection with the agreement except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the agreement.

VP Distributors is entitled to receive a monthly fee at the annual rate of 0.10% of the Average Weekly Net Assets of the Fund. For purposes of calculating this fee, the term “Net Assets of the Fund” on any day is defined as the value of the total assets of the Fund minus the sum of (A) all accrued liabilities of the Fund (including, without limitation, the aggregate amount of any outstanding senior securities of the Fund representing indebtedness), and (B) the aggregate involuntary liquidation preference of each class of senior securities of the Fund which is a stock, in each case calculated as of 5:00 p.m. Eastern time on such day or as of such other time or times as the Board of Directors may determine in accordance with the provisions of applicable law and of the charter and bylaws of the Fund and with resolutions of the Board of Directors as from time to time in force. The term “Average Weekly Net Assets of the Fund” is defined, for any weekly period, as the arithmetic mean of (A) the Net Assets of the Fund on the last business day of the week and (B) the Net Assets of the Fund on the last business day of the prior week, where a “business day” is any day on which the New York Stock Exchange is open for trading. See “Summary of Fund Expenses” in the prospectus.

Estimated Expenses

DPIM and VP Distributors are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. DPIM is obligated to pay the fees of any director of the Fund who is affiliated with it. DPIM will pay all expenses incurred by the Fund, with the exception of, among other things, advisory fees, administrator and fund accounting agent fees, charges of custodians, transfer agents, registrars, dividend disbursing agents, dividend reinvestment agents, redemption agents, remarketing agents and foreign tax agents; expenses for legal counsel and of independent auditors; costs of pricing services for valuation and fair value; compensation and fees of non-interested directors, and costs associated with setting up electronic access to board and committee meeting materials for such directors; expenses to prepare, print and mail board and committee meeting materials; SEC registration fees, filing fees and expenses; costs of printing and distributing notices and reports to shareholders, proxy solicitations, prospectuses and registration statements, and stock certificates; annual meeting costs; all taxes and fees payable to federal, state or other governmental agencies,

28

domestic or foreign; costs of listing the Fund’s shares on the New York Stock Exchange or other exchange; insurance; interest on obligations incurred by the Fund and all dividends on preferred stock, if any; costs of conducting repurchase offers for the purpose of repurchasing shares of the Fund; fees, dues and expenses incurred by the Fund in connection with membership in any trade association; litigation; and other miscellaneous, extraordinary or non-recurring expenses. The fees and expenses incident to the offering and issuance of Common Shares (which include certain marketing expenses of the underwriters, DPIM and VP Distributors) will be recorded as a reduction of capital of the Fund attributable to common stock.

On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the over-allotment option, DPIM estimates that the Fund’s annual operating expenses will be approximately $            . In light of the Fund’s investment objective and strategies, however, we cannot assure you that actual annual operating expenses will not be substantially more or less than this estimate.

The Advisory Agreement authorizes DPIM to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

Portfolio Managers

Set forth below is certain additional information with respect to the Fund’s portfolio management team, Deborah A. Jansen, Eric J. Elvekrog, and Charles J. Georgas (collectively, the “Portfolio Managers”). Unless noted otherwise, all information is provided as of March 31, 2011.

Other Accounts Managed by Portfolio Managers

There may be certain inherent conflicts of interest that arise in connection with the Portfolio Managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular Portfolio Manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that DPIM may have in place that could benefit the Fund and/or such other accounts. DPIM has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown are subject to fees based on performance.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Portfolio Manager (s)	Number	Total Assets (in millions	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Deborah A. Jansen, CFA,	1	$2,981	0	$0	0	$0
Eric J. Elvekrog, CFA	0	$0	0	$0	0	$0
Charles J. Georgas, CFA, CIPM	0	$0	0	$0	0	$0

(1)	Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

29

Compensation of Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2010, of the Fund’s Portfolio Managers. The Portfolio Managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary. Each Portfolio Manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of each individual’s contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. The performance component is based in part on achieving and/or exceeding income targets underlying the Fund’s ability to pay common stock dividends, and in part on performance relative to a composite of the MSCI US Utilities, MSCI World Non US Utilities, MSCI World Telecom, and Alerian MLP indices reflecting the stock weightings of the Fund. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. The intent is to discourage Portfolio Managers from taking on unnecessary risk to chase performance or assets for personal gain and to ensure that managers remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for Portfolio Managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s Portfolio Managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three-, and five-year periods; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of DPIM’s team. The total return component of the performance portion of Portfolio Managers’ incentive bonus compensation is compared to a composite of the MSCI Utilities, MSCI World Non US Utilities, MSCI World Telecom, and Alerian MLP indices. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted earnings before interest, tax, depreciation and amortization, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

It is intentional that the performance portion of Portfolio Managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by DPIM and, thus indirectly, the profitability of Virtus).

Other Benefits. Portfolio Managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

30

Portfolio Managers’ Ownership of Securities

As the Fund is newly offered, none of the Portfolio Managers owns any Common Shares. However, the Portfolio Managers presently intend to purchase Common Shares subsequent to this offering.

DETERMINATION OF NET ASSET VALUE

The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund’s net asset value per Share is determined by VP Distributors, in the manner authorized by the directors of the Fund. Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board of Directors of the Fund have established the following procedures for fair valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the closing bid prices on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at prices provided by a recognized pricing agent as the Board of Directors deems appropriate to reflect their fair market value. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the price provided by a recognized pricing agent using an appropriate option pricing model.

The Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund’s net asset value per share. The Fund’s net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. The Fund has adopted Fair Valuation Procedures to determine the fair value of a debt security. These Fair Valuation Procedures consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Valuation Committee and the Board of Directors.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the latest available bid prices for high quality securities and the mean between the latest available bid and asked prices for high yield securities. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Board of Directors determines that under particular circumstances such method does not result in fair value. As authorized by the Board of Directors, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities or may be

31

provided by broker/dealers when appropriate. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund are the last sale price at the close of the Exchange. If no sale occurred, the last bid price on the Exchange. Occasionally, events affecting the value of foreign securities may occur between the time at which they are determined and the close of trading on the Exchange. Such investments will be valued at their fair value, as determined in good faith under procedures determined by or at the direction of the Board of Directors. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the Fund’s accounting agent based on foreign currency exchange rate quotations supplied by an independent quotation service as of 4pm Eastern Time.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio. Any such estimates made by the Fund will be in good faith.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by DPIM. DPIM is also responsible for the execution of transactions for all other accounts managed by it. DPIM places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. DPIM uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, DPIM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the firm to DPIM, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Fixed-income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

32

Although spreads or commissions paid on portfolio security transactions will, in the judgment of DPIM, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of DPIM’s clients in part for providing brokerage and research services to DPIM.

In selecting brokers or dealers to execute portfolio transactions and in evaluating the best net price and execution available, DPIM is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Exchange Act), statistical quotations, specifically the quotations necessary to determine the Fund’s net asset value, and other information provided to the Fund and/or to DPIM (or their affiliates). DPIM is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. DPIM must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which DPIM exercises investment discretion. It is possible that certain of the services received by DPIM attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by DPIM.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by DPIM or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, DPIM will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Additionally, trades executed by different firms, including DPIM, will not be aggregated and allocated as to price; thus, there may be instances where the Fund does not pay or receive the same price as other investment accounts managed by DPIM. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the directors of the Fund that the benefits received from DPIM’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

TAXES

The following is a summary of the material U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, hold and/or disposes of Common Shares, and reflects provisions of the Code, existing Treasury regulations, judicial decisions, rulings published by the IRS, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Fund. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in MLPs that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their income from the items described in (a) above; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (x) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such

33

other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (y) not more than 25% of the market value of the Fund’s total assets is invested in the securities of (I) any issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more MLPs described in (i)(b) above, and (iii) distribute substantially all of its net investment company taxable income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the state of Maryland.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income and may be eligible for treatment as “qualified dividend income” in the case of non-corporate shareholders and for the dividends received deduction in the case of corporate shareholders, each as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund generally will be taxable to Common Shareholders as dividend income to the extent derived from investment income and net short-term capital gains, as described below. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly reported as capital gain dividends (“capital gain dividends”) will be taxable to Common Shareholders as long-term capital gain, regardless of how long a Common Shareholder has held the shares in the Fund.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Common Shares by an amount equal to the deemed distribution less the tax credit.

If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the Common Shareholder would have received if the shareholder had elected to receive cash. If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the Common Shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the Common Shareholder receives.

34

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (currently at a maximum rate of 15%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs generally are not qualified dividends eligible for this lower tax rate. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning on or before December 31, 2012. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken. We cannot assure you as to the portion of the Fund’s dividends that will be tax-advantaged.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred shares, such shares are held for fewer than 91 days during the 181-day period beginning on the date which is 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

Certain income distributions paid by the Fund to corporate stockholders will qualify for the dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction will be disallowed or reduced if the Common Shareholder fails to satisfy the foregoing requirements with respect to its Common Shares.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Any recognized gain attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income, unless the Fund makes an election to accrue market discount on a current basis. A long-term debt obligation is generally treated as acquired

35

at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to (i) accelerate income to the Fund, (ii) disallow, suspend or defer Fund losses, (iii) cause adjustments in the holding periods of securities held by the Fund, (iv) convert capital gain into ordinary income or short-term capital gain, (v) convert short-term capital losses into long-term capital losses or ordinary losses into capital losses, or (vi) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Common Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax and any dividends paid by such passive foreign investment companies would not be treated as qualified dividend income. Elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The sale, exchange or redemption of Fund shares generally will give rise to a gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the fair market value of the amount received. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15%; however, such rates are set to increase to 20% for taxable years beginning after December 31, 2012 absent further legislation. Any loss realized upon the sale, exchange or redemption of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (amounts designated as undistributed gains) with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Common Shares may be disallowed under “wash sale” rules to the extent the Common Shareholder acquires other Common Shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the Common Shareholder’s tax basis in some or all of the other shares acquired.

36

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Common Shareholder may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Common Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

37

CUSTODIAN

The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, located at 233 South Wacker Drive, 16th Floor, Chicago, Illinois 60606, are the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors Duff & Phelps Global Utility Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Global Utility Income Fund, Inc. (the “Fund”) as of June 13, 2011. The financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Duff & Phelps Global Utility Income Fund, Inc. at June 13, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois

June 24, 2011

39

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

Statement of Assets and Liabilities

June 13, 2011

Assets:
Cash	$100,000

Liabilities

Net Assets	$100,000

Components of Net Assets:
Paid in capital	$100,000

Net Assets	$100,000

Shares of common stock outstanding, $0.001 par value per share, 600,000,000 shares authorized	5,000

Net asset value per investor share	$20.00

See accompanying notes to statement of assets and liabilities.

40

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1—Organization and Registration

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Maryland on March 15, 2011. The Fund is a non-diversified investment company with an investment objective to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation. The Fund has not had any operations other than the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to Virtus Partners, Inc.

Duff & Phelps Investment Management Co. (“DPIM”), the Fund’s investment adviser, has agreed to pay all organizational expenses and to pay all offering costs (other than sales load) that exceed $0.04 per Common Share.

Note 2—Significant Accounting Policies

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Note 3—Investment Advisory and Other Agreements

DPIM will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, DPIM receives an annual investment advisory fee of 1.00% based on the Average Weekly Managed Assets of the Fund. For purposes of the fee calculation, the term “Managed Assets of the Fund” on any day is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage), calculated as of 5:00 p.m. Eastern time or as of such other time or times as the directors of the Fund may determine in accordance with the provisions of applicable law and of the charter and bylaws of the Fund and with resolutions of the Board of Directors as from time to time in force. The term “Average Weekly Managed Assets of the Fund” is defined, for any weekly period, as the arithmetic mean of (A) the Managed Assets of the Fund on the last business day of the week and (B) the Managed Assets of the Fund on the last business day of the prior week, where a “business day” is any day on which the New York Stock Exchange is open for trading. The Fund’s board of directors approved the Investment Advisory Agreement at its May 12, 2011 meeting.

Note 4—Subsequent Event

The Fund evaluated subsequent events through the date the financial statements were issued and determined there were no additional material events that would require disclosure in the Fund’s financial statement.

41

APPENDIX A: RATINGS

MOODY’S INVESTORS SERVICE, INC.

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S FINANCIAL SERVICES LLC

Long-Term Issue Credit Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-):The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

P: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated B-1 is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated B-2 is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated B-3 is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Qualifiers

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated AAA and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated AAA and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

PART C—OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities

Notes to Statement of Assets and Liabilities

(2)	Exhibits

(a)	(1) Articles of Incorporation (Charter)*

(2)	Articles of Amendment**

(b)	Bylaws**

(c)	Not applicable

(d)	Form of Certificate for Common Shares**

(e)	Automatic Reinvestment and Cash Purchase Plan**

(f)	Not applicable

(g)	(1) Form of Investment Advisory Agreement with Duff & Phelps Investment Management Co. (“DPIM”)**

(2)	Form of Fee Waiver Agreement with DPIM**

(h)	(1) Form of Underwriting Agreement**

(2)	Form of Master Agreement Among Underwriters**

(3)	Form of Master Selected Dealers Agreement**

(i)	Not applicable

(j)	(1) Master Custody Agreement with The Bank of New York Mellon**

(2)	Foreign Custody Manager Agreement with The Bank of New York Mellon**
(3)	Mutual Fund Custody Fee Schedule with The Bank of New York Mellon**

(k)	(1) Transfer Agency and Service Agreement with Computershare Trust Company, N.A. and Computershare Inc. (together, “Computershare”)**

(2)	Fee and Service Schedule for Stock Transfer Services with Computershare**

(3)	Form of Administration Agreement with VP Distributors, Inc.**

(4)	Form of Service Agreement with DPIM and Virtus Partners, Inc.**

(5)	Form of Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc.**

(6)	Form of Accounting Services Fee Letter with BNY Mellon Investment Servicing (US) Inc.**

(7)	Form of Structuring Fee Agreement between DPIM and Wells Fargo Securities, LLC**

(8)	Form of Structuring Fee Agreement between DPIM and Citigroup Global Markets Inc.†

(9)	Form of Structuring Fee Agreement between DPIM and Morgan Stanley & Co. LLC†

(10)	Form of Structuring Fee Agreement between DPIM and UBS Securities LLC†

(11)	Form of Structuring Fee Agreement between DPIM and Ameriprise Financial Services, Inc.†

(12)	Form of Structuring Fee Agreement between DPIM and Raymond James & Associates, Inc.†

1

(l)	Opinion and Consent of DLA Piper LLP (US) dated July 25, 2011†

(m)	Not applicable

(n)	Consent of Ernst & Young LLP dated July 25, 2011†

(o)	Not applicable

(p)	Initial Subscription Agreement**

(q)	Not applicable

(r)	(1) Code of Ethics of the Fund**

(2)	Code of Ethics of DPIM**

(s)	Powers of Attorney**

†	Filed herewith.
*	Filed on March 16, 2011 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-172883 and 811-22533) and incorporated by reference herein.
**	Filed on June 27, 2011 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-172883 and 811-22533) and incorporated by reference herein.

Item 26.	Marketing Arrangements

See Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement and the Forms of Structuring Fee Agreement between DPIM and each of Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Ameriprise Financial Services, Inc. and Raymond James & Associates, Inc. filed as Exhibits (h)(1), (h)(2), (h)(3), (k)(7), (k)(8), (k)(9), (k)(10), (k)(11) and (k)(12), respectively, to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$104,500
Financial Industry Regulatory Authority, Inc. Fees	82,600

New York Stock Exchange Fees	40,000

Printing (Other than Certificates)	440,000

Accounting Fees	8,000
Legal Fees and Expenses	555,000
Miscellaneous	5,400

Total	$1,235,500

Item 28.	Persons Controlled by or Under Common Control With Registrant

Virtus Partners, Inc., the parent company of DPIM, has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this Prospectus. However, it is anticipated that Virtus Partners, Inc. will no longer be a control person once the offering is completed.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of June 13, 2011 of each class of securities of the Fund:

Title of Class	Number of Record Holders
Common stock	1

2

Item 30.	Indemnification

Maryland law permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Fund’s charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

•	the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,

•	the director or officer actually received an improper personal benefit in money, property or services or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

Under the Fund’s charter, the Fund has the power, to the maximum extent permitted by Maryland law but subject to the 1940 Act, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding, to (a) any individual who is a present or former director or officer of the Fund or (b) any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Fund. The Fund’s charter also grants the Fund the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Fund in any of the capacities described in (a) or (b) above and to any employee or agent of the Fund or a predecessor of the Fund.

The Bylaws of the Fund obligate it to indemnify (i) its present and former directors and officers, whether serving or having served the Fund or at its request any other entity, to the fullest extent required or permitted by Maryland law in effect from time to time (as limited by the 1940 Act), including the advance of costs and expenses (including attorneys’ fees) under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to the extent authorized by the Board of Directors, the charter, or the bylaws and as permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or

3

otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Fund, its directors and officers, the Fund’s investment adviser and persons affiliated with them are insured under policies of insurance maintained by the Fund and the adviser, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Reference is made to Section 6 of the Form of Underwriting Agreement filed as Exhibit (h)(1), which is incorporated herein by reference.

Item 31.	Business and Other Connections of Investment Adviser

Neither DPIM nor any of its directors or executive officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or director, except as indicated in this Registration Statement.

Item 32.	Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Fund by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession and custody of the Fund, c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

All accounts, books and other documents required to be maintained by Section 31 (a) of the 1940 Act and the Rules promulgated thereunder are maintained at the offices of the Fund (200 South Wacker Drive, Suite 500, Chicago, Illinois 60606), the adviser (200 South Wacker Drive, Suite 500, Chicago, Illinois 60606), the Fund’s administrator (100 Pearl Street, Hartford, Connecticut 06103), the Fund’s accounting agent (301 Bellevue Parkway, Wilmington, Delaware 19809), the Fund’s custodian (One Wall Street, New York, New York 10286), and the Fund’s transfer agent (250 Royall Street, Canton, MA 02021).

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of its Common Shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4

4. Not applicable.

5. The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

5

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Chicago, and the state of Illinois, on the 25th day of July, 2011.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

BY:	/s/ NATHAN I. PARTAIN
Name: Nathan I. Partain Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ NATHAN I. PARTAIN Nathan I. Partain	Director, President and Chief Executive Officer (Principal Executive Officer)	July 25, 2011

/s/ ALAN M. MEDER Alan M. Meder	Treasurer and Assistant Secretary (Principal Financial Officer)	July 25, 2011

*	Stewart E. Conner, Director	July 25, 2011

*	Robert J. Genetski, Director	July 25, 2011

*	Nancy Lampton, Director	July 25, 2011

*	Philip R. McLoughlin, Director	July 25, 2011

*	Geraldine M. McNamara, Director	July 25, 2011

*	Eileen A. Moran, Director	July 25, 2011

*	Christian H. Poindexter, Director	July 25, 2011

*	Carl F. Pollard, Director	July 25, 2011

*	David J. Vitale, Director and Chairman of the Board	July 25, 2011

* By:	/s/ NATHAN I. PARTAIN
Name: Nathan I. Partain
Title: Attorney-in-Fact
July 25, 2011

The original powers of attorney authorizing Nathan I. Partain to execute this amendment to the registration statement, and any subsequent amendments, for the directors of the Registrant on whose behalf this amendment is filed have been executed and were filed on June 27, 2011 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-172883 and 811-22533) as Exhibit (s) and incorporated by reference herein.

INDEX TO EXHIBITS

Exhibit No.	Description
(k) (8)	Form of Structuring Fee Agreement between Duff & Phelps Investment Management Co. (“DPIM”) and Citigroup Global Markets Inc.

(9)	Form of Structuring Fee Agreement between DPIM and Morgan Stanley & Co. LLC

(10)	Form of Structuring Fee Agreement between DPIM and UBS Securities LLC

(11)	Form of Structuring Fee Agreement between DPIM and Ameriprise Financial Services, Inc.

(12)	Form of Structuring Fee Agreement between DPIM and Raymond James & Associates, Inc.

(l)	Opinion and Consent of DLA Piper LLP (US) dated July 25, 2011

(n)	Consent of Ernst & Young LLP dated July 25, 2011